UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock Funds
BlackRock Alternative Capital Strategies Fund
BlackRock Emerging Markets Equity Strategies Fund
iShares Short-Term TIPS Bond Index Fund (Formerly BlackRock Short-Term Inflation-Protected Securities Index Fund)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2017

Date of reporting period: 06/30/2017

Item 1 –	Report to Stockholders

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock FundsSM

➢	BlackRock Alternative Capital Strategies Fund
➢	BlackRock Emerging Markets Equity Strategies Fund
➢	iShares Short-Term TIPS Bond Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended June 30, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. However, interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Aside from the shortest-term Treasury bills, most U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and economic uncertainty. Reflationary expectations accelerated after the U.S. election in November 2016 and continued into the beginning of 2017, stoked by expectations that the new administration’s policies would provide an extra boost to U.S. growth.

The Fed has responded to these positive developments by increasing interest rates three times in the last six months, setting expectations for additional interest rate increases and moving toward normalizing monetary policy. For its part, the European Central Bank also began to signal its intent to wind down asset purchases and begin the long move toward policy normalization, contingent upon further improvement in economic growth.

In recent months, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Similarly, renewed concern about oversupply has weighed on energy prices. Nonetheless, financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Although uncertainty has persisted, benign credit conditions, modest inflation and the outlook for economic growth have kept markets relatively tranquil.

In the fifth edition of our Global Investor Pulse Survey, we heard from 28,000 individuals across 18 countries, including more than 4,000 respondents from the United States. While retirement remains the single most important issue for American investors, only a third of respondents feel confident that they will have enough retirement income, and nearly 40% of respondents have yet to begin saving for retirement. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.34%	17.90%
U.S. small cap equities (Russell 2000® Index)	4.99	24.60
International equities (MSCI Europe, Australasia, Far East Index)	13.81	20.27
Emerging market equities (MSCI Emerging Markets Index)	18.43	23.75
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.31	0.49
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.08	(5.58)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.27	(0.31)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.26	(0.28)
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.92	12.69
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

BLACKROCK FUNDS	JUNE 30, 2017	3

Fund Summary as of June 30, 2017	BlackRock Alternative Capital Strategies Fund

Investment Objective

BlackRock Alternative Capital Strategies Fund’s (the “Fund”) investment objective is to seek total return comprised of current income and capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2017, the Fund outperformed both of its benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

Fund Strategies:

•

Core allocation across fixed-income and equity markets to balance interest rate and credit exposures. Strategies in the core portfolio may include mortgages, duration and curve, investment grade corporates, emerging markets, securitized credit, dividend equities and high yield.

•

Long/short alpha strategies seek equity securities and equity derivatives, primarily total return swaps, within a global opportunity set. These strategies seek to identify opportunities through a systematic approach by evaluating predicted returns relative to risk for each security. These strategies seek to provide an uncorrelated source of defensive returns.

•

Long/short macro strategies seek to capture returns through tactical trades to fixed income and equity markets. These strategies seek to tactically allocate and time directional exposures across several asset classes, such as credit default swaps, U.S. Treasuries, U.K. Gilts and index futures.

What factors influenced performance?

•

The active core strategy group was the leading contributor to Fund performance for the period. Subdued interest rate volatility supported the strategy’s tilt toward carry (income), particularly in high yield corporates. The rate environment also supported the strategy’s allocation to agency mortgage-backed securities, which outperformed on strong domestic bank demand. Long positioning in duration (interest rate sensitivity) was additive on softening inflation data in April and May. In the long/short alpha strategy group, sentiment-driven short equity positions within energy and valuation-driven security selection within retailers contributed positively. Finally, macro strategies also added to performance over the period.

•	There were no material detractors for the six-month period as each of the Fund’s strategy groups contributed positively.

•

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the investment adviser management team as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. Stand-alone performance impact from derivatives used to manage risk can be taken out of context, and may not necessarily portray the total performance impact of the affected position. The use of U.S. Treasury futures, currency forwards, mortgage TBA (to-be-announced) derivatives, options and swaps had a positive impact on performance for the period.

Describe recent portfolio activity.

•

During the period, the Fund applied its investment approach which combines an active core portfolio with two long/short strategies. The Fund seeks to provide the benefits of “core” fixed income diversification and stability, while adding the potential for higher returns through the application of long/short alpha (equities) and macro long/short (asset allocation) strategies.

Describe portfolio positioning at period end.

•

At the end of the period, the Fund had approximately 46% of its assets allocated to corporate credit. The next most significant allocations were to agency mortgage-backed securities and securitized credit. The Fund was slightly overweight in duration (and corresponding interest rate sensitivity). Within corporate credit, the Fund was overweight in industrials and underweight in utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS	JUNE 30, 2017

BlackRock Alternative Capital Strategies Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests in a range of global asset classes, with a focus on fixed and floating rate debt securities and equity securities.

[3]

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks 3-month U.S. Treasury securities. Bloomberg Barclays U.S. Aggregate Bond Index is a widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[4]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2017
		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.33%	4.22%	N/A	3.06%	N/A
Investor A	4.26	3.89	(0.26)%	2.83	0.86%
Investor C	3.86	3.20	2.20	2.01	2.01
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.31	0.49	N/A	0.32	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	2.27	(0.31)	N/A	2.44	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on May 19, 2015.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,043.30	$4.81	$1,000.00	$1,020.08	$4.76	0.95%
Investor A	$1,000.00	$1,042.60	$6.08	$1,000.00	$1,018.84	$6.01	1.20%
Investor C	$1,000.00	$1,038.60	$9.86	$1,000.00	$1,015.12	$9.74	1.95%

[7]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365.

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on Page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS	JUNE 30, 2017	5

BlackRock Alternative Capital Strategies Fund

Portfolio Information as of June 30, 2017

Portfolio Composition	Percent of Total Investments[1]
Corporate Bonds	38%
U.S. Government Sponsored Agency Securities	35
Asset-Backed Securities	18
Common Stocks	9
Non-Agency Mortgage-Backed Securities	1
Short-Term Securities	1
TBA Sale Commitments	(2)
Total	100%

[1]	Does not include underlying investment in total return swaps.

	Percentage of Total Investments[2]
Industry	Long	Short	Total
Oil, Gas & Consumable Fuels Total	4%	4%	8%
Hotels, Restaurants & Leisure	4	1	5
Real Estate Investment Trusts (REITs) Total	1	3	4
Media Total	3	1	4
Health Care Providers & Services	3	1	4
Diversified Financial Services	3	1	4
Aerospace & Defense	3	1	4
Food Products	2	1	3
Insurance	2	1	3
Electric Utilities	3	—	3
Metals & Mining	3	—	3
Health Care Equipment & Supplies	2	1	3
Chemicals	1	1	2
Pharmaceuticals	1	1	2
Multi-Utilities	1	1	2
Banks	2	—	2
Semiconductors & Semiconductor Equipment	1	1	2
Consumer Finance	1	1	2
Household Durables	1	1	2
Other[3]	26	12	38
Total	67%	33%	100%

[2]	Total investments include the gross notional values of long and short positions of the underlying derivative contracts utilized by the Fund and exclude short-term securities and TBA sale commitments.

[3]

Consists of Asset-Backed Securities (6%), Non-Agency Mortgaged-Backed Securities (3%) and U.S. Government Sponsored Agency Obligations (17%) with the remainder consisting of other industries held that were each 2% of total investments (0% long and 12% short).

6	BLACKROCK FUNDS	JUNE 30, 2017

Fund Summary as of June 30, 2017	BlackRock Emerging Markets Equity Strategies Fund

Investment Objective

BlackRock Emerging Markets Equity Strategies Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2017, the Fund outperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

•

The Fund’s positioning with respect to South Africa was the primary positive contributor to relative performance. An underweight to the country and a short financial position there benefited the Fund as the political situation remained volatile. Exposure to the Turkish stock market also contributed positively after central bank action to defend the currency and positive macroeconomic surprises led to a market recovery.

•

The leading individual contributor to the Fund’s performance was Turkish Airlines, Inc., which benefited from encouraging industry trends, signs of operational improvement and upward earnings revisions. Also contributing to performance were South African media and entertainment company Naspers Ltd. and Taiwanese electronic connector manufacturer Bizlink Holding, Inc.

•

The Fund’s exposure in South Korea was the largest detractor from relative performance during the period. An underweight position in consumer stocks and an overweight position in cyclical value stocks kept the Fund from fully participating in the Korean stock market’s rally in the second quarter of 2017. Furthermore, an underweight to information technology (“IT”) led to the Fund’s not fully capturing strong performance from hardware stocks. In China, underweight exposure to internet names hurt performance, with the Fund’s lack of a position in China’s Tencent Holdings Ltd. among the largest individual detractors for the period. An overweight to energy stocks also detracted from performance as oil prices softened during the period.

•

As part of its investment strategy, the Fund uses derivatives to achieve exposure to a market or to manage market and/or equity risks. As of the end of the period, the Fund had approximately 48% of assets invested in futures contracts for difference for its synthetic long and synthetic short positions, which directly contributed to performance.

•	The Fund was fully invested throughout the period. The Fund’s cash exposure had no material impact on performance as it was principally a function of trading down physical positions over the period.

Describe recent portfolio activity.

•

The Fund’s most notable activity during the period was its reduction in exposure to Brazil, including the exit of positions in diversified bank Itau Unibanco Holding S.A. and stock exchange operator B3 S.A., formerly known as BM&F Bovespa. The Fund added exposure to the energy and financials sectors in Russia, taking advantage of a market correction by initiating positions in PAO Novatek and Rosneft Oil Co. and adding to its position in VTB Bank.

Describe portfolio positioning at period end.

•

Relative to the MSCI Emerging Markets Index, the Fund ended the period overweight in Russia and Greece, while being underweight in Taiwan and the Philippines. In terms of sectors, the Fund was most overweight in industrials and most underweight in IT.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

BLACKROCK FUNDS	JUNE 30, 2017	7

BlackRock Emerging Markets Equity Strategies Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity instruments and related derivative instruments issued by companies in, or tied economically to, emerging markets.

[3]

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

[4]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2017
		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	21.68%	28.86%	N/A	34.63%	N/A
Investor A	21.48	28.48	21.74%	34.25	28.93%
Investor C	21.00	27.52	26.52	33.24	33.24
Class K	21.68	28.88	N/A	34.65	N/A
MSCI Emerging Markets Index	18.43	23.75	N/A	29.43	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on February 29, 2016.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,216.80	$6.98	$1,000.00	$1,018.50	$1,009.25	1.27%
Investor A	$1,000.00	$1,214.80	$8.51	$1,000.00	$1,017.11	$1,008.55	1.55%
Investor C	$1,000.00	$1,210.00	$12.60	$1,000.00	$1,013.39	$1,006.69	2.30%
Class K	$1,000.00	$1,216.80	$6.87	$1,000.00	$1,018.60	$1,009.30	1.25%

[7]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365.

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on Page 13 for further information on how expenses were calculated.

8	BLACKROCK FUNDS	JUNE 30, 2017

BlackRock Emerging Markets Equity Strategies Fund

Portfolio Information as of June 30, 2017

	Percent of Total Investments[1]
Geographical Allocation	Long	Short	Total
China	16%	2%	18%
South Korea	13	—	13
Russia	9	—	9
Taiwan	7	—	7
India	6	—	6
Mexico	6	—	6
Turkey	2	2	4
Hong Kong	4	—	4
United Arab Emirates	3	—	3
Brazil	2	1	3
United Kingdom	1	2	3
Indonesia	3	—	3
Hungary	2	1	3
Columbia	3	—	3
Thailand	1	1	2
South Africa	2	—	2
Czech Republic	2	—	2
Philippines	—	2	2
Other	5	2	7
Total	87%	13%	100%

[1]	Total investments include the gross notional values of long and short positions of the underlying derivative contracts utilized by the Fund and exclude short-term securities.

	Percentage of Total investments[1]
Industry	Long	Short	Total
Banks	18%	3%	21%
Oil, Gas & Consumable Fuels Total	14	2	16
Airlines	8	1	9
Insurance	5	4	9
Metals & Mining	5	1	6
Automobiles	5	—	5
Independent Power and Renewable Electricity Producers	5	—	5
Semiconductors & Semiconductor Equipment	5	—	5
Electronic Equipment, Instruments & Components	4	—	4
Pharmaceuticals	4	—	4
Wireless Telecommunication Services	2	1	3
Construction Materials	3	—	3
Real Estate Management & Development	1	1	2
Other[2]	8	—	8
Total	87%	13%	100%

[2]	Consists of other industries held that were each 2% of total investments (8% long).

BLACKROCK FUNDS	JUNE 30, 2017	9

Fund Summary as of June 30, 2017	iShares Short-Term TIPS Bond Index Fund

Investment Objective

iShares Short-Term TIPS Bond Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of U.S. 0-5 Year Treasury Inflation-Protected Securities. On February 24, 2017, the Board approved a proposal to change the name of BlackRock Short-Term Inflation-Protected Securities Index Fund to iShares Short-Term TIPS Bond Index Fund, which was effective on June 19, 2017.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2017, the Fund’s Institutional, Investor A and Class K Shares returned 0.26%, 0.26% and 0.26%, respectively. For the same period, the Fund’s benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series L) (the “Underlying Index”), returned 0.19%.

Describe the market environment.

•

The period opened with most signs pointing to a strengthening in inflation. January consumer price index (“CPI”) data surprised to the upside, with core CPI up 2.3% year over year, and headline CPI at 2.5%, with strength in both core goods and services. The U.S. economy beat expectations, adding 227,000 jobs in January, the most in four months. However, wage growth disappointed, with average hourly earnings increasing only 0.1% versus the prior month, and the jobless rate posted its second consecutive increase, at 4.8%. Fed Chair Janet Yellen’s semi-annual monetary policy testimony had a hawkish tilt, on balance. Oil prices reached their highest levels since mid-2015, supported by comments that OPEC intends to fully comply with planned supply cuts.

•

In March, as expected, the Fed announced a 25 basis point (0.25%) increase in short interest rates, and commented that their 2% inflation goal is “not a ceiling”. U.S. inflation data continued to press higher, with headline CPI of 2.7%, supported by energy prices coming off of lows, and core CPI remaining firm at 2.2%. Personal consumption expenditure inflation (“PCE”) was also strong, with headline PCE coming in at 2.1% year over year, the first reading above the Fed’s target since April 2012. Core PCE, which excludes food and energy prices and is the Fed’s preferred measure, came in at 1.8%. Non-farm payroll numbers surprised to the upside, while the unemployment rate remained unchanged and wage data continued to edge higher. However, measures of U.S. inflation expectations trended lower later in the month, as sentiment around the outlook for pro-growth measures waned following the Trump administration’s failure to push a new healthcare bill through the legislature.

•

Inflation expectations softened in the second quarter of 2017. May’s core CPI reading came in weaker than expected at 1.7% year-on-year, with headline at 1.9%. Fed Chair Yellen acknowledged the weak data, but stressed that the committee members believed this effect to be transitory. Breakeven rates, which reflect the difference between nominal and inflation-protected Treasury yields, declined over the quarter, giving back most of the gains TIPS had seen since the U.S. presidential election in November of 2016.

Describe recent portfolio activity.

•

During the period, the Fund maintained its objective of seeking to provide investment results that correspond to the total return performance of the Underlying Index by selecting securities in accordance with their relative proportion within the Index. Other factors considered in security selection included transaction costs and maturity.

Describe portfolio positioning at period end.

•	The Fund remains positioned to attempt to match the risk and return characteristics of the Underlying Index, irrespective of the future direction of inflation expectations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	BLACKROCK FUNDS	JUNE 30, 2017

iShares Short-Term TIPS Bond Index Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.

[2]

The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Underlying Index. From time to time when conditions warrant, however, the Fund may invest at least 80% of its assets in securities of the Underlying Index. The Fund may invest a portion of the remainder of its assets in securities not included in the Underlying Index, but which BlackRock Advisors, LLC believes will help the Fund track the Underlying Index.

[3]

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series L) measures the performance of the inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of less than five years.

[4]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2017
		Average Annual Total Returns[5]
		1 Year	Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/o sales charge
Institutional	0.26%	0.32%	2.00%
Investor A	0.26	0.11	1.78
Class K	0.26	0.34	2.03
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series L)	0.19	0.32	2.04
[5]	Average annual total returns reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related fees.

[6]	The Fund commenced operations on February 16, 2016.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,002.60	$0.35	$1,000.00	$1,024.45	$0.35	0.07%
Investor A	$1,000.00	$1,002.60	$1.79	$1,000.00	$1,023.01	$1.81	0.36%
Class K	$1,000.00	$1,002.60	$0.30	$1,000.00	$1,024.50	$0.30	0.06%

[7]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365.

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on Page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS	JUNE 30, 2017	11

iShares Short-Term TIPS Bond Index Fund

Portfolio Information as of June 30, 2017

Allocation by Maturity	Percent of Total Investments[1]
0-1 Year	20%
1-2 Years	16
2-3 Years	19
3-4 Years	24
4-5 Years	21
Total	100%

[1]	Excludes short-term securities.

Five Largest Fund Holdings	Percent of Total Investments[1]
U.S. Treasury Inflation Protected Securities, 0.13%, 4/15/18	13%
U.S. Treasury Inflation Protected Securities, 0.13%, 4/15/20	12
U.S. Treasury Inflation Protected Securities, 0.13%, 4/15/19	11
U.S. Treasury Inflation Protected Securities, 0.13%, 4/15/21	11
U.S. Treasury Inflation Protected Securities, 0.13%, 1/15/22	11
Total	58%

12	BLACKROCK FUNDS	JUNE 30, 2017

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for BlackRock Alternative Capital Strategies Fund and 5.25% for BlackRock Emerging Markets Equity Strategies Fund, as well as a service fee of 0.25% per year (but no distribution fee). With respect to BlackRock Alternative Capital Strategies Fund and BlackRock Emerging Markets Equity Strategies Fund, certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. For iShares Short-Term TIPS Bond Index Fund, Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Investor C Shares (available only in BlackRock Alternative Capital Strategies Fund and BlackRock Emerging Markets Equity Strategies Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•	Class K Shares (available only in BlackRock Emerging Markets Equity Strategies Fund and iShares Short-Term TIPS Bond Index Fund) are not
subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

BLACKROCK FUNDS	JUNE 30, 2017	13

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risk, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counter-

party to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

14	BLACKROCK FUNDS	JUNE 30, 2017

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Alternative Capital Strategies Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.3%
Lockheed Martin Corp.	214	$59,408
Raytheon Co.	214	34,557

		93,965
Air Freight & Logistics — 0.1%
C.H. Robinson Worldwide, Inc.	454	31,181
Beverages — 0.4%
Dr. Pepper Snapple Group, Inc.	621	56,579
PepsiCo, Inc.	524	60,517

		117,096
Commercial Services & Supplies — 0.4%
Republic Services, Inc.	634	40,405
Waste Management, Inc.	778	57,066

		97,471
Communications Equipment — 0.2%
Cisco Systems, Inc.	1,323	41,410
Containers & Packaging — 0.0%
Bemis Co., Inc.	297	13,736
Distributors — 0.2%
Genuine Parts Co.	506	46,937
Electric Utilities — 1.6%
American Electric Power Co., Inc.	641	44,530
Duke Energy Corp.	671	56,089
Edison International	289	22,597
Eversource Energy	350	21,248
NextEra Energy, Inc.	435	60,957
Pinnacle West Capital Corp.	724	61,656
Portland General Electric Co.	1,350	61,681
Westar Energy, Inc.	1,026	54,399
Xcel Energy, Inc.	1,302	59,736

		442,893
Food & Staples Retailing — 0.5%
CVS Health Corp.	184	14,805
Sysco Corp.	1,040	52,343
Wal-Mart Stores, Inc.	803	60,771

		127,919
Food Products — 0.8%
Campbell Soup Co.	565	29,465
Conagra Brands, Inc.	1,214	43,413
General Mills, Inc.	824	45,650
J.M. Smucker Co.	441	52,183
Kellogg Co.	816	56,679

		227,390
Health Care Equipment & Supplies — 0.2%
Medtronic PLC	669	59,374
Health Care Providers & Services — 0.3%
Cardinal Health, Inc.	349	27,194
Owens & Minor, Inc.	1,613	51,922

		79,116
Hotels, Restaurants & Leisure — 0.5%
Cracker Barrel Old Country Store, Inc.	240	40,140

Common Stocks	Shares	Value
Hotels, Restaurants & Leisure (continued)
Darden Restaurants, Inc.	312	$28,217
Six Flags Entertainment Corp.	989	58,955

		127,312
Household Products — 0.8%
Clorox Co.	470	62,623
Colgate-Palmolive Co.	662	49,074
Kimberly-Clark Corp.	484	62,489
Procter & Gamble Co.	674	58,739

		232,925
Industrial Conglomerates — 0.2%
3M Co.	300	62,457
Insurance — 0.1%
Validus Holdings Ltd.	269	13,980
IT Services — 0.4%
Automatic Data Processing, Inc.	183	18,750
International Business Machines Corp.	203	31,227
Paychex, Inc.	973	55,403

		105,380
Media — 0.2%
Omnicom Group, Inc.	632	52,393
Regal Entertainment Group, Class A	682	13,953

		66,346
Multi-Utilities — 1.4%
Alliant Energy Corp.	673	27,034
Ameren Corp.	533	29,139
CMS Energy Corp.	1,028	47,545
Consolidated Edison, Inc.	780	63,040
Dominion Resources, Inc.	779	59,695
DTE Energy Co.	564	59,666
NorthWestern Corp.	398	24,286
PG&E Corp.	403	26,747
WEC Energy Group, Inc.	937	57,513

		394,665
Multiline Retail — 0.1%
Target Corp.	390	20,393
Oil, Gas & Consumable Fuels — 0.2%
Magellan Midstream Partners LP	797	56,802
Pharmaceuticals — 1.1%
Bristol-Myers Squibb Co.	1,058	58,952
Eli Lilly & Co.	788	64,852
Johnson & Johnson	483	63,896
Merck & Co., Inc.	895	57,360
Pfizer, Inc.	1,762	59,186

		304,246
Real Estate Investment Trusts (REITs) — 0.2%
Public Storage	275	57,346
Total Common Stocks — 10.2%		2,820,340

Portfolio Abbreviations

ADR	American Depositary Receipts
AUD	Australian Dollar
CAD	Canadian Dollar
GBP	British Pound
GDR	Global Depositary Receipt

HIBOR	Honk Kong Interbank Offered Rate
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
USD	U.S. Dollar
WIBOR	Warsaw Interbank Offered Rate

See Notes to Financial Statements.

BLACKROCK FUNDS	JUNE 30, 2017	15

Schedule of Investments (continued)	BlackRock Alternative Capital Strategies Fund

Asset-Backed Securities	Par (000)	Value
Academic Loan Funding Trust, Series 2012-1A, Class A1, 2.02%, 12/27/22 (a)(b)	$20	$19,784
AmeriCredit Automobile Receivables Trust, Class D:
Series 2013-1, 2.09%, 2/08/19	88	88,083
Series 2014-4, 3.07%, 11/09/20	100	101,188
AVANT Loans Funding Trust (b):
Series 2016-B, Class A, 3.92%, 8/15/19	7	7,268
Series 2016-B, Class B, 7.80%, 9/15/20	150	153,732
Series 2016-C, Class A, 2.96%, 9/16/19	11	11,179
Bayview Opportunity Master Fund IIIa Trust, Series 2016-RN3, Class A1, 3.60%, 9/29/31 (b)	54	54,270
Bayview Opportunity Master Fund IVb Trust, Series 2016-RN4, Class A1, 3.47%, 10/28/31 (b)	59	59,203
Drive Auto Receivables Trust:
Series 2015-BA, Class C, 2.76%, 7/15/21 (b)	77	77,791
Series 2016-BA, Class B, 2.56%, 6/15/20 (b)	100	100,328
Series 2016-BA, Class C, 2.61%, 8/16/21 (b)	200	200,291
Series 2016-BA, Class C, 3.19%, 7/15/22 (b)	250	252,716
Series 2016-CA, Class B, 2.37%, 11/16/20 (b)	100	100,093
Series 2016-CA, Class C, 3.02%, 11/15/21 (b)	100	100,438
Series 2017-1, Class B, 2.36%, 3/15/21	110	109,948
Series 2017-1, Class C, 2.84%, 4/15/22	150	150,386
Series 2017-1, Class D, 3.84%, 3/15/23	150	150,617
Series 2017-AA, Class C, 2.98%, 1/18/22 (b)	90	90,654
Exeter Automobile Receivables Trust (b):
Series 2015-1A, Class C, 4.10%, 12/15/20	40	40,848
Series 2017-2A, Class A, 2.11%, 6/15/21	93	92,978
Marlette Funding Trust, Series 2017-2A, Class A, 2.39%, 7/15/24 (b)(c)	100	99,970
National Collegiate Student Loan Trust (a):
Series 2004-2, Class A4, 1.53%, 11/27/28	15	15,403
Series 2005-1, Class A4, 1.46%, 11/27/28	6	5,991
Series 2006-1, Class A4, 1.47%, 3/27/28	82	81,664
Series 2006-2, Class A3, 1.43%, 11/25/27	71	70,447
OneMain Direct Auto Receivables Trust, Series 2016-1A, Class A, 2.04%, 1/15/21 (b)	72	72,086
OneMain Financial Issuance Trust, Class A (b):
Series 2015-1A, 3.19%, 3/18/26	100	100,997
Series 2015-2A, 2.57%, 7/18/25	88	87,843
Series 2016-2A, 4.10%, 3/20/28	150	153,015
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-WHQ2, Class M2, 2.16%, 2/25/35 (a)	21	21,093
Residential Asset Mortgage Trust, Series 2005-EFC4, 1.66%, 9/25/35 (a)	48	47,855
Santander Drive Auto Receivables Trust:
Series 2013-3, Class C, 1.81%, 4/15/19	16	15,760
Series 2013-3, Class D, 2.42%, 4/15/19	100	100,343
Series 2013-4, Class C, 3.25%, 1/15/20	23	22,755
Series 2014-1, Class C, 2.36%, 4/15/20	46	46,083
Series 2014-1, Class D, 2.91%, 4/15/20	100	100,938
Series 2014-3, Class D, 2.65%, 8/17/20	100	100,648
Series 2014-4, Class D, 3.10%, 11/16/20	100	101,494
Series 2014-5, Class C, 2.46%, 6/15/20	100	100,439
Series 2015-1, Class D, 3.24%, 4/15/21	150	152,068
Series 2015-2, Class D, 3.02%, 4/15/21	150	151,886
Series 2016-1, Class C, 3.09%, 4/15/22	110	111,534
Series 2017-1, Class B, 2.10%, 6/15/21	100	99,922
Series 2017-2, Class B, 2.21%, 10/15/21	120	119,988
Series 2017-2, Class C, 2.79%, 8/15/22	120	119,849
SLM Private Education Loan Trust, Series 2011-B, Class A2, 3.74%, 2/15/29 (b)	104	105,613
SoFi Consumer Loan Program LLC, Class A (b):
Series 2016-2A, 3.09%, 10/27/25	65	65,749
Series 2016-3, 3.05%, 12/26/25	73	73,517
Series 2017-3, 2.77%, 5/25/26	97	97,517

Asset-Backed Securities	Par (000)	Value
SoFi Consumer Loan Program Trust, Series 2015-1, Class A, 3.28%, 9/15/23 (b)	$79	$79,106
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24 (b)	100	100,904
SPS Servicer Advance Receivables Trust, Series 2016-T1, Class AT1, 2.53%, 11/16/48 (b)	100	99,128
Sunset Mortgage Loan Co. LLC, Series 2016-NPL1, Class A, 3.84%, 7/16/47 (b)(c)	70	69,812
US Residential Opportunity Fund III Trust, Class A (b):
Series 2016-2III, 3.47%, 8/27/36	127	126,045
Series 2016-3III, 3.60%, 10/27/36	139	138,825
VOLT LI LLC, Series 2016-NP11, Class A1, 3.50%, 10/25/46 (b)	81	81,379
VOLT LIV LLC, Series 2017-NPL1, Class A1, 3.50%, 2/25/47 (b)	140	140,570
VOLT LIX LLC, Series 2017-NPL6, Class A1, 3.25%, 5/25/47 (b)	146	146,012
VOLT LV LLC, Series 2017-NPL2, Class A1, 3.50%, 3/25/47 (b)	94	93,748
VOLT LVII LLC, Series 2017-NPL4, Class A1, 3.38%, 4/25/47 (b)	130	130,198
VOLT LVIII LLC, Series 2017-NPL5, Class A1, 3.38%, 5/28/47 (b)	121	120,827
VOLT XXV LLC, Series 2015-NPL8, Class A1, 3.50%, 6/26/45 (b)	57	57,255
Total Asset-Backed Securities — 20.9%		5,788,071

Corporate Bonds
Aerospace & Defense — 0.6%
L3 Technologies, Inc.:
5.20%, 10/15/19	50	53,376
3.95%, 5/28/24	18	18,508
3.85%, 12/15/26	40	41,234
Lockheed Martin Corp., 3.55%, 1/15/26	50	51,810

		164,928
Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.50%, 6/15/22 (b)	10	10,500
Airlines — 0.4%
American Airlines Group, Inc., 4.63%, 3/01/20 (b)	10	10,343
United Continental Holdings, Inc., 5.00%, 2/01/24	100	101,375

		111,718
Auto Components — 1.0%
Allison Transmission, Inc., 5.00%, 10/01/24 (b)	50	51,250
Ford Motor Credit Co. LLC, 2.16%, 1/09/20 (a)	200	201,414
General Motors Co., 4.00%, 4/01/25	50	50,187

		302,851
Auto Parts — 0.1%
TPC Group, Inc., 8.75%, 12/15/20 (b)	25	22,500
Auto Services — 0.3%
AutoZone, Inc., 2.50%, 4/15/21	75	74,804
Banks — 4.0%
Bank of Montreal, 1.50%, 7/18/19	50	49,530
Bank of New York Mellon Corp., 2.60%, 8/17/20	40	40,591
Bank of Nova Scotia, 2.45%, 3/22/21	50	50,218
Capital One Financial Corp., 2.50%, 5/12/20	35	35,152
CIT Group, Inc., 3.88%, 2/19/19	35	35,875
Credit Suisse, New York, 5.40%, 1/14/20	75	80,539
HSBC Holdings PLC, 4.00%, 3/30/22	50	52,735
HSBC USA, Inc.:
2.75%, 8/07/20	100	101,635
3.50%, 6/23/24	100	103,022

See Notes to Financial Statements.

16	BLACKROCK FUNDS	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Alternative Capital Strategies Fund

Corporate Bonds	Par (000)	Value
Banks (continued)
Sumitomo Mitsui Banking Corp., Series 2, 1.70%, 1/11/19 (a)	$250	$250,711
Wells Fargo & Co.:
3.00%, 1/22/21	50	51,059
2.10%, 7/26/21	100	98,659
Westpac Banking Corp.:
1.65%, 5/13/19	55	54,706
1.60%, 8/19/19	100	99,223

		1,103,655
Beverages — 0.3%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	50	54,361
BWAY Holding Co., 5.50%, 4/15/24 (b)	25	25,531

		79,892
Building Materials — 0.3%
Eagle Materials, Inc., 4.50%, 8/01/26	50	51,125
Summit Materials LLC, 6.13%, 7/15/23	10	10,475
Vulcan Materials Co., 7.50%, 6/15/21	15	17,702

		79,302
Building Products — 0.2%
Building Materials Corp. of America, 5.38%, 11/15/24 (b)	35	36,882
Louisiana-Pacific Corp., 4.88%, 9/15/24	25	25,531

		62,413
Capital Markets — 3.3%
Goldman Sachs Group, Inc.:
5.95%, 1/18/18	50	51,117
2.55%, 10/23/19	50	50,546
2.04%, 12/13/19 (a)	100	100,590
5.25%, 7/27/21	50	54,803
3.75%, 5/22/25	75	76,799
3.75%, 2/25/26	75	76,369
3.50%, 11/16/26	35	34,814
Jefferies Group LLC, 4.85%, 1/15/27	50	52,264
Morgan Stanley:
2.20%, 12/07/18	40	40,199
2.65%, 1/27/20	50	50,527
2.63%, 11/17/21	50	49,926
2.75%, 5/19/22	50	49,989
4.88%, 11/01/22	25	27,144
3.70%, 10/23/24	25	25,657
3.88%, 1/27/26	50	51,474
3.13%, 7/27/26	90	87,502
National Financial Partners Corp., 9.00%, 7/15/21 (b)	35	36,726

		916,446
Chemicals — 0.8%
Ashland, Inc., 4.75%, 8/15/22	35	36,619
Dow Chemical Co., 8.55%, 5/15/19	50	56,002
Monsanto Co., 2.20%, 7/15/22	50	48,275
Olin Corp., 5.13%, 9/15/27	50	51,500
PolyOne Corp., 5.25%, 3/15/23	35	36,750

		229,146
Commercial Services & Supplies — 0.3%
Park Aerospace Holdings Ltd., 5.50%, 2/15/24 (b)	85	88,782
Communications Equipment — 1.1%
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 12.50%, 7/01/22 (b)	100	113,875
Juniper Networks, Inc., 3.30%, 6/15/20	50	51,204
Motorola Solutions, Inc., 4.00%, 9/01/24	54	54,289
Plantronics, Inc., 5.50%, 5/31/23 (b)	50	52,312

Corporate Bonds	Par (000)	Value
Communications Equipment (continued)
Zayo Group LLC/Zayo Capital, Inc., 6.38%, 5/15/25	$30	$32,381

		304,061
Construction & Engineering — 0.2%
AECOM, Series WI, 5.13%, 3/15/27	50	50,188
Construction Materials — 0.1%
American Tire Distributors, Inc., 10.25%, 3/01/22 (b)	30	31,050
Consumer Discretionary — 0.1%
The ServiceMaster Co. LLC, 5.13%, 11/15/24 (b)	25	25,875
Consumer Finance — 1.2%
Ally Financial, Inc., 5.13%, 9/30/24	25	26,373
American Express Co., 8.13%, 5/20/19	50	55,560
Everi Payments, Inc., 10.00%, 1/15/22	20	21,900
MasterCard, Inc., 2.95%, 11/21/26	80	80,227
Navient Corp.:
5.00%, 10/26/20	15	15,563
6.63%, 7/26/21	25	26,906
6.13%, 3/25/24	50	51,500
Synchrony Financial, 2.60%, 1/15/19	25	25,133
Visa, Inc., 3.15%, 12/14/25	40	40,611

		343,773
Containers & Packaging — 0.2%
Ball Corp., 4.00%, 11/15/23	15	15,338
Clearwater Paper Corp., 5.38%, 2/01/25 (b)	35	34,737

		50,075
Diversified Financial Services — 5.4%
Aircastle Ltd., 5.13%, 3/15/21	35	37,463
Bank of America Corp.:
7.63%, 6/01/19	50	55,134
5.00%, 5/13/21	50	54,556
2.88%, 4/24/23 (a)	50	50,092
3.82%, 1/20/28 (a)	50	50,868
Citigroup, Inc.:
2.05%, 12/07/18	50	50,074
2.05%, 6/07/19	50	50,032
2.45%, 1/10/20	35	35,210
4.50%, 1/14/22	50	53,765
2.75%, 4/25/22	100	99,842
CME Group, Inc., 3.00%, 9/15/22	25	25,595
FS Investment Corp., 4.75%, 5/15/22	25	25,670
General Motors Financial Co., Inc.:
2.40%, 5/09/19	35	35,094
3.50%, 7/10/19	35	35,814
2.09%, 4/13/20 (a)	100	100,511
4.20%, 3/01/21	50	52,443
3.45%, 4/10/22	50	50,820
Intercontinental Exchange, Inc., 3.75%, 12/01/25	25	26,152
JPMorgan Chase & Co.:
6.30%, 4/23/19	50	53,814
2.55%, 3/01/21	50	50,246
4.63%, 5/10/21	50	53,901
2.40%, 6/07/21	50	49,905
2.97%, 1/15/23	100	101,190
3.88%, 9/10/24	25	25,794
3.13%, 1/23/25	50	49,707
3.22%, 3/01/25 (a)	50	50,094
3.30%, 4/01/26	50	49,650
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 6/01/22	50	51,375
Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/01/25	25	25,594
WMG Acquisition Corp., 5.00%, 8/01/23 (b)	25	25,625

		1,476,030

See Notes to Financial Statements.

BLACKROCK FUNDS	JUNE 30, 2017	17

Schedule of Investments (continued)	BlackRock Alternative Capital Strategies Fund

Corporate Bonds	Par (000)	Value
Diversified Telecommunication Services — 1.4%
AT&T, Inc.:
5.88%, 10/01/19	$50	$54,111
2.80%, 2/17/21	50	50,530
3.20%, 3/01/22	40	40,488
3.00%, 6/30/22	50	50,026
3.40%, 5/15/25	50	49,155
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 4/15/23	25	26,282
CenturyLink, Inc., Series S, 6.45%, 6/15/21	50	54,000
Verizon Communications, Inc., 4.50%, 9/15/20	50	53,412

		378,004
Electric Utilities — 1.3%
Berkshire Hathaway Energy Co., 2.40%, 2/01/20	50	50,435
Dominion Resources, Inc., Series B, 2.75%, 1/15/22	50	50,272
Duke Energy Corp., 3.05%, 8/15/22	50	51,044
Exelon Generation Co. LLC, 4.00%, 10/01/20	25	26,084
Progress Energy, Inc., 4.88%, 12/01/19	50	52,951
PSEG Power LLC, 3.00%, 6/15/21	100	101,537
Talen Energy Supply LLC:
4.63%, 7/15/19 (b)	7	6,825
6.50%, 6/01/25	15	10,575

		349,723
Electronic Equipment, Instruments & Components — 0.2%
Fortive Corp., 1.80%, 6/15/19	30	29,785
Tech Data Corp., 3.70%, 2/15/22	30	30,612

		60,397
Energy Equipment & Services — 0.3%
Transocean, Inc.:
5.80%, 10/15/22	25	23,187
9.00%, 7/15/23 (b)	50	51,875

		75,062
Food & Staples Retailing — 0.5%
Lamb Weston Holdings, Inc., 4.88%, 11/01/26 (b)	100	103,625
Sysco Corp., 2.60%, 10/01/20	25	25,310

		128,935
Food Products — 0.6%
JBS USA LLC/JBS USA Finance, Inc., 5.88%, 7/15/24 (b)	35	32,813
Kraft Heinz Foods Co., 2.00%, 7/02/18	100	100,253
Post Holdings, Inc., 5.50%, 3/01/25 (b)	45	46,406

		179,472
Gas Utilities — 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50%, 6/01/24	50	49,750
Health Care Equipment & Supplies — 1.9%
Abbott Laboratories:
2.35%, 11/22/19	65	65,489
2.90%, 11/30/21	50	50,558
3.40%, 11/30/23	100	102,368
Becton Dickinson & Co., 2.89%, 6/06/22	30	30,094
Boston Scientific Corp.:
2.85%, 5/15/20	50	50,693
3.38%, 5/15/22	50	51,471
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (b)	50	46,500
Hill-Rom Holdings, Inc., 5.00%, 2/15/25 (b)	50	51,000
Stryker Corp., 4.38%, 1/15/20	50	52,813
Teleflex, Inc., 4.88%, 6/01/26	25	25,563

		526,549

Corporate Bonds	Par (000)	Value
Health Care Providers & Services — 0.6%
Centene Corp., 5.63%, 2/15/21	$30	$31,275
CHS/Community Health Systems, Inc., 6.25%, 3/31/23	40	41,294
HCA, Inc.:
3.75%, 3/15/19	35	35,700
5.00%, 3/15/24	50	52,937

		161,206
Hotels, Restaurants & Leisure — 2.1%
Burger King / New Red Finance, Inc., 4.63%, 1/15/22 (b)	35	35,875
Darden Restaurants, Inc., 3.85%, 5/01/27	35	35,561
GLP Capital LP/GLP Financing II, Inc., 4.88%, 11/01/20	35	37,319
International Game Technology PLC, 6.50%, 2/15/25 (b)	200	219,500
McDonald’s Corp.:
2.20%, 5/26/20	50	50,326
2.63%, 1/15/22	100	100,598
3.38%, 5/26/25	50	51,139
Scientific Games International, Inc., 10.00%, 12/01/22	15	16,444
Wyndham Worldwide Corp., 2.50%, 3/01/18	50	50,219

		596,981
Household Durables — 0.1%
RSI Home Products, Inc., 6.50%, 3/15/23 (b)	15	15,788
Shea Homes LP/Shea Homes Funding Corp., 6.13%, 4/01/25 (b)	25	25,812

		41,600
Household Products — 0.1%
Newell Rubbermaid, Inc., 2.15%, 10/15/18	25	25,063
Independent Power and Renewable Electricity Producers — 0.4%
AES Corp.:
7.38%, 7/01/21	65	74,425
5.50%, 3/15/24	50	52,062

		126,487
Insurance — 1.1%
Aflac, Inc., 4.00%, 2/15/22	50	53,412
Allstate Corp., 3.28%, 12/15/26	25	25,373
CNO Financial Group, Inc., 4.50%, 5/30/20	10	10,375
HUB International Ltd., 7.88%, 10/01/21 (b)	25	26,063
Marsh & McLennan Cos., Inc., 2.35%, 9/10/19	50	50,327
Radian Group, Inc., 5.25%, 6/15/20	75	79,688
Trinity Acquisition PLC, 3.50%, 9/15/21	50	51,201

		296,439
Internet Software & Services — 0.6%
eBay, Inc., 2.75%, 1/30/23	50	49,557
Expedia, Inc., 4.50%, 8/15/24	25	26,309
Priceline Group, Inc., 3.60%, 6/01/26	50	50,613
VeriSign, Inc., 4.63%, 5/01/23	35	35,875

		162,354
IT Services — 0.1%
Verisk Analytics, Inc., 4.00%, 6/15/25	25	25,832
Machinery — 0.1%
Stanley Black & Decker, Inc., 1.62%, 11/17/18	40	39,902
Media — 2.2%
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 7/23/20	50	51,669
4.91%, 7/23/25	100	108,032
3.75%, 2/15/28 (b)(d)	50	49,262

See Notes to Financial Statements.

18	BLACKROCK FUNDS	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Alternative Capital Strategies Fund

Corporate Bonds	Par (000)	Value
Media (continued)
CSC Holdings LLC, 5.25%, 6/01/24	$50	$51,005
DISH DBS Corp.:
5.88%, 11/15/24	25	26,674
7.75%, 7/01/26	100	118,500
Hughes Satellite Systems Corp.:
5.25%, 8/01/26	35	36,575
6.63%, 8/01/26	55	59,125
Sirius XM Radio, Inc. (b):
5.38%, 4/15/25	35	36,181
5.38%, 7/15/26	50	51,750
Time Warner Cable, Inc., 4.00%, 9/01/21	20	20,906
Univision Communications, Inc., 5.13%, 2/15/25 (b)	15	14,869

		624,548
Metals & Mining — 0.8%
Aleris International, Inc., 7.88%, 11/01/20	13	12,253
Freeport-McMoRan, Inc.:
3.55%, 3/01/22	50	46,859
3.88%, 3/15/23	50	46,500
Kinross Gold Corp., 5.95%, 3/15/24	50	55,234
Teck Resources Ltd., 6.25%, 7/15/41	25	25,937
United States Steel Corp., 8.38%, 7/01/21 (b)	25	27,500

		214,283
Multi-Utilities — 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp.:
5.63%, 5/20/24	45	46,350
5.50%, 5/20/25	50	51,000

		97,350
Oil, Gas & Consumable Fuels — 1.9%
Buckeye Partners LP, 3.95%, 12/01/26	25	24,746
Kinder Morgan, Inc., 3.05%, 12/01/19	25	25,434
Marathon Petroleum Corp., 2.70%, 12/14/18	50	50,382
ONEOK, Inc., 7.50%, 9/01/23	50	59,625
Rowan Cos., Inc., 7.38%, 6/15/25	50	46,625
Sabine Pass Liquefaction LLC, 5.63%, 3/01/25	50	55,153
Tesoro Corp., 5.13%, 12/15/26 (b)	50	54,411
TransCanada PipeLines Ltd.:
3.13%, 1/15/19	30	30,529
3.80%, 10/01/20	50	52,480
Williams Partners LP:
4.30%, 3/04/24	50	52,009
3.75%, 6/15/27	50	49,491
WPX Energy, Inc., 7.50%, 8/01/20	15	15,750

		516,635
Personal Products — 0.2%
Avon International Operations, Inc., 7.88%, 8/15/22 (b)	50	51,875
Pharmaceuticals — 0.8%
AbbVie, Inc., 2.30%, 5/14/21	25	24,938
Johnson & Johnson, 2.95%, 3/03/27	75	75,897
Laboratory Corp. of America Holdings, 2.50%, 11/01/18	50	50,397
Shire Acquisitions Investments Ireland DAC, 1.90%, 9/23/19	50	49,768
Valeant Pharmaceuticals International, Inc., 5.38%, 3/15/20 (b)	15	14,494

		215,494
Producer Durables: Miscellaneous — 0.1%
CA, Inc., 3.60%, 8/15/22	25	25,281
Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp., 3.50%, 1/31/23	25	25,640
Digital Realty Trust, Inc., 3.40%, 10/01/20	50	51,281
Hospitality Properties Trust, 4.50%, 6/15/23	50	52,400

		129,321

Corporate Bonds	Par (000)	Value
Real Estate Management & Development — 0.1%
Howard Hughes Corp., 5.38%, 3/15/25 (b)	$25	$25,563
Road & Rail — 0.1%
OPE KAG Finance Sub, Inc., 7.88%, 7/31/23 (b)	15	15,750
Semiconductors & Semiconductor Equipment — 1.8%
Analog Devices, Inc., 2.50%, 12/05/21	25	25,023
Applied Materials, Inc., 3.30%, 4/01/27	30	30,488
Broadcom Corp./Broadcom Cayman Finance Ltd. (b):
2.38%, 1/15/20	75	75,109
3.00%, 1/15/22	75	75,670
3.63%, 1/15/24	40	40,920
Intel Corp.:
2.35%, 5/11/22	100	100,233
2.88%, 5/11/24	100	100,379
NVIDIA Corp., 3.20%, 9/16/26	50	49,576

		497,398
Software — 0.4%
BMC Software Finance, Inc., 8.13%, 7/15/21 (b)	15	15,530
CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	50	54,078
Infor US, Inc., 6.50%, 5/15/22	30	31,050

		100,658
Technology Hardware, Storage & Peripherals — 1.2%
Apple, Inc., 3.35%, 2/09/27	65	66,452
DXC Technology Co., 4.75%, 4/15/27 (b)	50	52,134
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18	75	75,642
4.90%, 10/15/25	50	52,420
Seagate HDD Cayman, 4.25%, 3/01/22 (b)	40	40,659
Western Digital Corp., 10.50%, 4/01/24	45	53,085

		340,392
Thrifts & Mortgage Finance — 0.1%
Quicken Loans, Inc., 5.75%, 5/01/25 (b)	15	15,488
Tobacco — 0.9%
Alliance One International, Inc., 9.88%, 7/15/21	25	21,750
Altria Group, Inc., 4.00%, 1/31/24	50	53,345
Philip Morris International, Inc.:
2.63%, 2/18/22	70	70,476
3.25%, 11/10/24	25	25,451
Reynolds American, Inc., 2.30%, 6/12/18	50	50,218
Vector Group Ltd., 6.13%, 2/01/25 (b)	35	36,356

		257,596
Wireless Telecommunication Services — 1.2%
American Tower Corp.:
3.30%, 2/15/21	50	51,306
3.55%, 7/15/27	80	79,327
Communications Sales & Leasing, Inc./CSL Capital LLC, 6.00%, 4/15/23 (b)	15	15,609
DuPont Fabros Technology LP, 5.63%, 6/15/23	15	16,013
Sprint Communications, Inc., 6.00%, 11/15/22	25	26,500
Sprint Corp., 7.88%, 9/15/23	25	28,750
T-Mobile USA, Inc.:
6.63%, 4/01/23	50	52,910
6.38%, 3/01/25	50	54,062

		324,477
Total Corporate Bonds — 44.1%		12,203,854

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.5%
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class AMA, 6.09%, 6/11/50 (a)	100	101,213

See Notes to Financial Statements.

BLACKROCK FUNDS	JUNE 30, 2017	19

Schedule of Investments (continued)	BlackRock Alternative Capital Strategies Fund

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust, Series 2008-LS1, Class A4B, 6.16%, 12/10/49 (a)	$36	$36,075
Total Non-Agency Mortgage-Backed Securities — 0.5%		137,288

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 5.7%
Fannie Mae Connecticut Avenue Securities (a):
Series 2014-C02, Class 2M1, 2.17%, 5/25/24	15	15,160
Series 2014-C03, Class 2M1., 2.42%, 7/25/24	18	17,612
Series 2017-C01, Class 1M1, 2.52%, 7/25/29	97	98,458
Series 2016-C05, Class 2M1, 2.57%, 1/25/29	79	80,138
Series 2016-C04, Class 1M1, 2.67%, 1/25/29	142	143,810
Series 2015-C03, Class 2M1, 2.72%, 7/25/25	7	6,855
Series 2015-C04, Class 2M1, 2.92%, 4/25/28	20	20,469
Series 2016-C03, Class 2M1, 3.42%, 10/25/28	75	76,026
Series 2014-C02, Class 2M2, 3.82%, 5/25/24	100	104,517
Series 2014-C03, Class 2M2, 4.12%, 7/25/24	100	105,669
Series 2015-C02, Class 2M2, 5.22%, 5/25/25	182	196,023
Series 2015-C01, Class 1M2, 5.52%, 2/25/25	86	93,734
Series 2015-C03, Class 1M2, 6.22%, 11/25/24 - 7/25/25	208	233,485
Series 2015-C04, Class 1M2, 6.92%, 4/25/28	100	113,945
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DN1, Class M3, 5.37%, 1/25/25 (a)	250	271,187

		1,577,088
Mortgage-Backed Securities — 35.2%
Fannie Mae Mortgage-Backed Securities:
3.00%, 7/01/47 (e)	271	270,884
3.50%, 11/01/45 - 5/01/47	1,264	1,299,205
4.00%, 7/01/32 - 7/01/47 (e)	1,083	1,137,669
4.50%, 7/01/32 - 7/01/47 (e)	1,617	1,732,351
5.00%, 2/01/41 - 7/01/47 (e)	949	1,036,786
5.50%, 7/01/47 (e)	400	443,125
Freddie Mac Mortgage-Backed Securities (e):
3.00%, 7/01/47	360	359,213
3.50%, 7/01/32 - 7/01/47	668	689,830
4.00%, 7/01/32 - 7/01/47	512	538,089
4.50%, 5/01/42 - 7/01/47	61	65,980

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities (continued)
Ginnie Mae Mortgage-Backed Securities (e):
3.50%, 7/20/46 - 7/01/47	$910	$943,190
4.00%, 11/20/46 - 7/01/47	583	613,135
4.50%, 7/01/47	401	426,952
5.00%, 7/01/47	175	187,633

		9,744,042
Total U.S. Government Sponsored Agency Securities — 40.9%		11,321,130
Total Long-Term Investments (Cost — $31,854,752) — 116.6%		32,270,683

Short-Term Securities	Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (f)(g)	389,982	389,982
Total Short-Term Securities (Cost — $389,982) — 1.4%		389,982
Total Investments Before TBA Sale Commitments (Cost — $32,244,734) — 118.0%		32,660,665

TBA Sale Commitments (e)	Par (000)
Mortgage-Backed Securities — (1.8%)
Fannie Mae Mortgage-Backed Securities, 3.50%, 7/01/32 – 7/01/47:	$259	(268,557)
Freddie Mac Mortgage-Backed Securities, 4.50%, 7/01/32	25	(25,524)
Ginnie Mae Mortgage-Backed Securities, 3.00%, 7/20/47	210	(212,116)
Total TBA Sale Commitments (Proceeds — $509,668) — 1.8%		(506,197)
Total Investments, Net of TBA Sale Commitments (Cost — $31,735,066) — 116.2%		32,154,468
Liabilities in Excess of Other Assets — (16.2)%		(4,482,652)

Net Assets — 100.0%		$27,671,816

Notes to Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	When-issued security.

(e)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Corp.	$1,702,309	$(8,567)
Barclays Capital, Inc.	$75,089	$(282)
Citigroup Global Markets, Inc.	$283,100	$(787)
Credit Suisse Securities (USA) LLC	$1,389,090	$(6,334)
Goldman Sachs & Co.	$169,554	$(835)
J.P. Morgan Securities LLC	$216,994	$(498)
Mizuho Securities USA, Inc.	$72,904	$(268)
Morgan Stanley & Co. LLC	$332,845	$(1,519)
Nomura Securities International, Inc.	$626,719	$(2,794)
RBC Capital Markets	$(179,489)	$2,146

See Notes to Financial Statements.

20	BLACKROCK FUNDS	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Alternative Capital Strategies Fund

(f)	Current yield as of period end.

(g)	During the six months ended June 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value Held at June 30, 2017	Income	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	406,999	(17,017)	389,982	$389,982	$967	—	—

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(12)	2-Year U.S. Treasury Note	September 2017	$2,593,312	$2,750
5	5-Year U.S. Treasury Note	September 2017	$589,180	(1,173)
11	10-Year Australian Treasury Bonds	September 2017	$1,092,839	(16,889)
(14)	10-Year Canadian Bond	September 2017	$1,517,350	41,140
21	10-Year U.S. Treasury Note	September 2017	$2,636,156	(16,591)
(6)	10-Year U.S. Ultra Long Treasury Note	September 2017	$808,875	1,092
(2)	Euro Bund	September 2017	$369,760	2,854
1	Euro OAT	September 2017	$169,586	(1,634)
1	German Euro BTP	September 2017	$154,350	(2,034)
2	Long U.S. Treasury Bond	September 2017	$307,375	2,122
(2)	UK Long Gilt Bond	September 2017	$327,097	2,186
2	Ultra Long U.S. Treasury Bond	September 2017	$331,750	5,950
Total				$19,773

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	70,000	USD	53,104	Goldman Sachs International	9/21/17	$645

USD	19,311	GBP	15,000	Goldman Sachs International	7/05/17	(226)
USD	7,676	AUD	10,000	Barclays Bank PLC	9/21/17	(3)
USD	15,335	AUD	20,000	Deutsche Bank AG	9/21/17	(22)
USD	7,573	CAD	10,000	UBS AG	9/21/17	(147)
						(398)

Net Unrealized Appreciation						$247

Centrally Cleared Credit Default Swaps — Sell Protection
Issuer / Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation
Dow Jones CDX North America High Yield Index, Series 28, Version 1	5.00%	6/20/22	B+	USD	877	$(2,688)

[1] Using Standard & Poor’s rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

BLACKROCK FUNDS	JUNE 30, 2017	21

Schedule of Investments (continued)	BlackRock Alternative Capital Strategies Fund

OTC Total Return Swaps[1]
Reference Entity	Counterparty	Expiration Date	Net Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities
Equity Securities Long/Short:	Morgan Stanley & Co. International PLC	5/28/19	$275,199	$16,509	[2]	$294,593
	Bank of America N.A.	1/19/18	(124,342)	389,909	[3]	286,301
	Morgan Stanley & Co. International PLC	2/07/19	60,319	49,979	[4]	107,396
	Bank of America N.A.	1/19/18	(186,350)	282,750	[5]	89,149
Total			$24,826	$739,147		$777,439

[1] The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20 – 1,293 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Garban Intercapital Federal Funds Rate Open
[2] Amount includes $(2,885) of net dividends and financing fees.
[3] Amount includes $(20,734) of net dividends and financing fees.
[4] Amount includes $2,902 of net dividends and financing fees.
[5] Amount includes $7,251 of net dividends and financing fees.

See Notes to Financial Statements.

22	BLACKROCK FUNDS	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Alternative Capital Strategies Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of June 30, 2017, expiration date 5/28/19:
	Shares	Value
Reference Entity — Long
Aerospace & Defense
Arconic, Inc.	2,575	$58,324
General Dynamics Corp.	52	10,301
Raytheon Co.	597	96,403

		165,028
Air Freight & Logistics
United Parcel Service, Inc., Class B	828	91,569
Airlines
JetBlue Airways Corp.	1,043	23,812
Biotechnology
Amgen, Inc.	20	3,445
Commercial Services & Supplies
Republic Services, Inc.	507	32,311
Communications Equipment
Cisco Systems, Inc.	2,856	89,393
Motorola Solutions, Inc.	3	260

		89,653
Construction Materials
Vulcan Materials Co.	93	11,781
Consumer Finance
American Express Co.	237	19,965
OneMain Holdings, Inc.	1,044	25,672

		45,637
Electric Utilities
American Electric Power Co., Inc.	86	5,975
Duke Energy Corp.	853	71,302
Exelon Corp.	275	9,919

		87,196
Energy Equipment & Services
Baker Hughes, Inc.	75	4,088
Halliburton Co.	837	35,749

		39,837
Food & Staples Retailing
CVS Health Corp.	1,218	98,000
Wal-Mart Stores, Inc.	87	6,584

		104,584
Food Products
Campbell Soup Co.	130	6,780
General Mills, Inc.	673	37,284

		44,064
Health Care Providers & Services
HCA Holdings, Inc.	522	45,518
Hotels, Restaurants & Leisure
Marriott International, Inc., Class A	36	3,611
Royal Caribbean Cruises Ltd.	36	35,172

		38,783
Household Durables
CalAtlantic Group, Inc.	781	27,608
Household Products
Clorox Co.	64	8,527
Colgate-Palmolive Co.	971	71,980
Kimberly-Clark Corp.	288	37,184

		117,691

	Shares	Value
Reference Entity — Long (continued)
Independent Power and Renewable Electricity Producers
AES Corp.	8,022	$89,125
NRG Energy, Inc.	361	6,216

		95,341
Insurance
Hartford Financial Services Group, Inc.	64	3,365
Loews Corp.	736	34,452
Prudential Financial, Inc.	31	3,352
XL Group Ltd.	153	6,701

		47,870
IT Services
International Business Machines Corp.	27	4,153
Leisure Products
Hasbro, Inc.	11	1,227
Machinery
Cummins, Inc.	31	5,029
Deere & Co.	54	6,674
Meritor, Inc.	1,218	20,231

		31,934
Media
TEGNA, Inc.	5,021	72,353
Twenty-First Century Fox, Inc., Class A	130	3,684

		76,037
Metals & Mining
Barrick Gold Corp.	3,994	63,545
Newmont Mining Corp.	1,377	44,601
Teck Resources Ltd., Class B	344	5,961

		114,107
Multiline Retail
Macy’s, Inc.	1,687	39,206
Oil, Gas & Consumable Fuels
Apache Corp.	276	13,229
ConocoPhillips	69	3,033
Devon Energy Corp.	2,510	80,245
Exxon Mobil Corp.	42	3,391
Murphy Oil Corp.	1,683	43,135
Valero Energy Corp.	88	5,936

		148,969
Pharmaceuticals
Bristol-Myers Squibb Co.	34	1,895
Pfizer, Inc.	1,009	33,892

		35,787
Real Estate Investment Trusts (REITs)
Kimco Realty Corp.	235	4,312
Road & Rail
CSX Corp.	252	13,749
Norfolk Southern Corp.	413	50,262
Ryder System, Inc.	385	27,712
Union Pacific Corp.	137	14,921

		106,644
Specialty Retail
Home Depot, Inc.	622	95,415
Technology Hardware, Storage & Peripherals
HP, Inc.	176	3,076
Trading Companies & Distributors
HD Supply Holdings, Inc.	536	16,418
Total Reference Entity — Long		1,789,013

See Notes to Financial Statements.

BLACKROCK FUNDS	JUNE 30, 2017	23

Schedule of Investments (continued)	BlackRock Alternative Capital Strategies Fund

	Shares	Value
Reference Entity — Short
Aerospace & Defense
TransDigm Group, Inc.	(348)	$(93,567)
Beverages
Molson Coors Brewing Co.	(477)	(41,184)
Electric Utilities
Southern Co.	(1,929)	(92,360)
Energy Equipment & Services
Transocean Ltd.	(10,064)	(82,827)
Food Products
Archer-Daniels-Midland Co.	(1,941)	(80,318)
Food Products
Kellogg Co.	(1,210)	(84,047)
Health Care Equipment & Supplies
Abbott Laboratories	(778)	(37,819)
Household Durables
Lennar Corp.	(688)	(36,684)
Mohawk Industries, Inc.	(249)	(60,181)

		(96,865)
Internet & Direct Marketing Retail
Expedia, Inc.	(490)	(72,985)
IT Services
Western Union Co.	(4,636)	(88,316)
Machinery
Stanley Black & Decker, Inc.	(671)	(94,430)
Media
Comcast Corp., Class A	(1,813)	(70,562)
Multi-Utilities
Dominion Resources, Inc.	(1,204)	(92,263)
Sempra Energy	(124)	(13,981)

		(106,244)
Multiline Retail
Dillard’s, Inc., Class A Class A	(463)	(26,710)
JC Penney Co., Inc.	(1,629)	(7,575)

		(34,285)
Oil, Gas & Consumable Fuels
Chesapeake Energy Corp.	(19,062)	(94,738)
Real Estate Investment Trusts (REITs)
HCP, Inc.	(2,599)	(83,064)
Simon Property Group, Inc.	(70)	(11,323)

		(94,387)
Road & Rail
Canadian National Railway Co.	(408)	(33,068)
Semiconductors & Semiconductor Equipment
Intel Corp.	(1,554)	(52,432)
Specialty Retail
Gap, Inc.	(2,824)	(62,100)
Textiles, Apparel & Luxury Goods
VF Corp.	(752)	(43,315)
Wireless Telecommunication Services
Rogers Communications, Inc.	(817)	(38,571)
Total Reference Entity — Short		(1,494,420)
Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$294,593

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America N.A., as of June 30, 2017, expiration date 1/19/18:
	Shares	Value
Reference Entity — Long
Aerospace & Defense
Arconic, Inc.	1,596	$36,149
Boeing Co.	488	96,502
General Dynamics Corp.	394	78,051
Lockheed Martin Corp.	350	97,164
Northrop Grumman Corp.	386	99,090

		406,956
Air Freight & Logistics
United Parcel Service, Inc., Class B	55	6,082
Airlines
JetBlue Airways Corp.	3,169	72,348
Southwest Airlines Co.	1,603	99,611

		171,959
Auto Components
BorgWarner, Inc.	383	16,224
Biotechnology
Amgen, Inc.	559	96,277
Chemicals
Eastman Chemical Co.	1,154	96,924
Sherwin-Williams Co.	276	96,865

		193,789
Commercial Services & Supplies
Republic Services, Inc.	1,020	65,005
Waste Management, Inc.	1,336	97,995

		163,000
Communications Equipment
Motorola Solutions, Inc.	1,129	97,929
Construction Materials
Vulcan Materials Co.	518	65,620
Consumer Finance
American Express Co.	945	79,607
Navient Corp.	6,057	100,849
OneMain Holdings, Inc.	2,993	73,598

		254,054
Containers & Packaging
Packaging Corp. of America	877	97,689
WestRock Co.	1,723	97,625

		195,314
Diversified Telecommunication Services
Frontier Communications Corp.	16,265	18,867
Electric Utilities
American Electric Power Co., Inc.	1,214	84,337
Exelon Corp.	1,900	68,533
FirstEnergy Corp.	2,340	68,234

		221,104
Energy Equipment & Services
Baker Hughes, Inc.	1,626	88,633
Halliburton Co.	1,157	49,416

		138,049
Food & Staples Retailing
Costco Wholesale Corp.	458	73,248
Wal-Mart Stores, Inc.	1,153	87,259

		160,507

See Notes to Financial Statements.

24	BLACKROCK FUNDS	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Alternative Capital Strategies Fund

	Shares	Value
Reference Entity — Long (continued)
Food Products
Campbell Soup Co.	1,634	$85,213
General Mills, Inc.	884	48,974
Hershey Co.	858	92,123

		226,310
Health Care Equipment & Supplies
Baxter International, Inc.	1,630	98,680
Boston Scientific Corp.	2,030	56,272

		154,952
Health Care Providers & Services
Cigna Corp.	580	97,086
HCA Holdings, Inc.	406	35,403
Humana, Inc.	409	98,414
Quest Diagnostics, Inc.	874	97,154
UnitedHealth Group, Inc.	331	61,374
Universal Health Services, Inc., Class B	712	86,921

		476,352
Hotels, Restaurants & Leisure
Carnival Corp.	1,502	98,486
Darden Restaurants, Inc.	1,063	96,138
Marriott International, Inc., Class A	895	89,778
McDonald’s Corp.	639	97,869
Royal Caribbean Cruises Ltd.	341	37,247
Yum! Brands, Inc.	1,318	97,216

		516,734
Household Durables
Toll Brothers, Inc.	2,509	99,131
Household Products
Clorox Co.	384	51,164
Colgate-Palmolive Co.	253	18,755
Kimberly-Clark Corp.	448	57,841
Procter & Gamble Co.	1,058	92,205

		219,965
Independent Power and Renewable Electricity Producers
AES Corp.	338	3,755
NRG Energy, Inc.	5,206	89,648

		93,403
Insurance
Allstate Corp.	1,121	99,141
Hartford Financial Services Group, Inc.	1,806	94,942
Lincoln National Corp.	1,469	99,275
Loews Corp.	1,331	62,304
Marsh & McLennan Cos., Inc.	1,221	95,189
Prudential Financial, Inc.	862	93,217
XL Group Ltd.	798	34,952

		579,020
IT Services
First Data Corp., Class A	5,256	95,659
International Business Machines Corp.	575	88,452

		184,111
Leisure Products
Hasbro, Inc.	828	92,330
Machinery
Cummins, Inc.	556	90,194
Deere & Co.	720	88,985
Meritor, Inc.	1,306	21,693

		200,872
Media
Omnicom Group, Inc.	1,134	94,009

	Shares	Value
Reference Entity — Long (continued)
Media (continued)
TEGNA, Inc.	1,335	$19,237
Twenty-First Century Fox, Inc., Class A	3,345	94,797
Viacom, Inc., Class B	2,647	88,860
Walt Disney Co.	890	94,563

		391,466
Metals & Mining
Barrick Gold Corp.	1,972	31,375
Newmont Mining Corp.	1,518	49,168
Nucor Corp.	1,670	96,643
Teck Resources Ltd., Class B	5,401	93,599

		270,785
Multi-Utilities
CenterPoint Energy, Inc.	3,442	94,242
Multiline Retail
Macy’s, Inc.	2,542	59,076
Target Corp.	1,847	96,580

		155,656
Oil, Gas & Consumable Fuels
Apache Corp.	655	31,394
ConocoPhillips	2,010	88,360
Devon Energy Corp.	527	16,848
Exxon Mobil Corp.	1,109	89,530
Kinder Morgan, Inc.	4,603	88,193
Marathon Oil Corp.	2,272	26,923
Murphy Oil Corp.	2,144	54,951
Valero Energy Corp.	1,313	88,575
Williams Cos., Inc.	3,146	95,261

		580,035
Pharmaceuticals
Bristol-Myers Squibb Co.	1,694	94,390
Johnson & Johnson	721	95,381
Pfizer, Inc.	1,179	39,602

		229,373
Real Estate Investment Trusts (REITs)
Kimco Realty Corp.	2,920	53,582
Road & Rail
CSX Corp.	1,519	82,877
Norfolk Southern Corp.	384	46,733
Ryder System, Inc.	1,006	72,412
Union Pacific Corp.	605	65,890

		267,912
Specialty Retail
Lowe’s Cos., Inc.	1,199	92,958
Technology Hardware, Storage & Peripherals
HP, Inc.	5,083	88,851
Xerox Corp.	1,481	42,549

		131,400
Trading Companies & Distributors
HD Supply Holdings, Inc.	2,425	74,278
Total Reference Entity — Long		7,390,598

Reference Entity — Short
Aerospace & Defense
Textron, Inc.	(2,009)	(94,624)
United Technologies Corp.	(407)	(49,699)

		(144,323)

See Notes to Financial Statements.

BLACKROCK FUNDS	JUNE 30, 2017	25

Schedule of Investments (continued)	BlackRock Alternative Capital Strategies Fund

	Shares	Value
Reference Entity — Short (continued)
Air Freight & Logistics
FedEx Corp.	(462)	$(100,406)
Auto Components
American Axle & Manufacturing Holdings, Inc.	(6,120)	(95,472)
Johnson Controls International PLC	(2,294)	(99,468)

		(194,940)
Automobiles
Ford Motor Co.	(3,176)	(35,539)
General Motors Co.	(2,790)	(97,455)

		(132,994)
Beverages
Coca-Cola Co.	(2,124)	(95,261)
Constellation Brands, Inc.	(514)	(99,577)
Molson Coors Brewing Co.	(586)	(50,595)
PepsiCo, Inc.	(850)	(98,167)

		(343,600)
Chemicals
Agrium, Inc.	(208)	(18,822)
Air Products & Chemicals, Inc.	(639)	(91,416)
Potash Corp. of Saskatchewan, Inc.	(2,884)	(47,009)
PPG Industries, Inc.	(892)	(98,084)
RPM International, Inc.	(1,573)	(85,807)

		(341,138)
Consumer Finance
Ally Financial, Inc.	(4,642)	(97,018)
Capital One Financial Corp.	(1,123)	(92,782)

		(189,800)
Containers & Packaging
International Paper Co.	(331)	(18,738)
Diversified Financial Services
Berkshire Hathaway, Inc., Class B	(571)	(96,710)
Welltower, Inc.	(1,287)	(96,332)

		(193,042)
Diversified Telecommunication Services
AT&T, Inc.	(2,328)	(87,835)
Electric Utilities
Entergy Corp.	(1,215)	(93,276)
Electrical Equipment
Eaton Corp. PLC	(565)	(43,974)
Electronic Equipment, Instruments & Components
Arrow Electronics, Inc.	(1,242)	(97,398)
Avnet, Inc.	(2,547)	(99,027)

		(196,425)
Energy Equipment & Services
Nabors Industries, Ltd.	(12,184)	(99,178)
Equity Real Estate Investment Trusts (REITs)
Uniti Group, Inc.	(3,749)	(94,250)
Food & Staples Retailing
Kroger Co.	(1,726)	(40,250)
Food Products
Archer-Daniels-Midland Co.	(296)	(12,248)
Kellogg Co.	(117)	(8,127)
Kraft Heinz Co.	(1,064)	(91,121)
Mondelez International, Inc.	(2,136)	(92,254)
Tyson Foods, Inc., Class A Class A	(476)	(29,812)

		(233,562)

	Shares	Value
Reference Entity — Short (continued)
Health Care Equipment & Supplies
Abbott Laboratories	(1,253)	$(60,908)
Medtronic PLC	(1,101)	(97,714)

		(158,622)
Health Care Providers & Services
Aetna, Inc.	(478)	(72,575)
AmerisourceBergen Corp.	(1,023)	(96,704)
Cardinal Health, Inc.	(1,249)	(97,322)
McKesson Corp.	(479)	(78,815)

		(345,416)
Hotels, Restaurants & Leisure
MGM Resorts International	(2,650)	(82,919)
Household Durables
DR Horton, Inc.	(1,722)	(59,530)
Lennar Corp.	(1,048)	(55,879)
Mohawk Industries, Inc.	(147)	(35,528)
Newell Rubbermaid, Inc.	(1,792)	(96,087)
PulteGroup, Inc.	(4,000)	(98,120)
Whirlpool Corp.	(372)	(71,283)

		(416,427)
Industrial Conglomerates
Danaher Corp.	(1,142)	(96,373)
Insurance
MetLife, Inc.	(946)	(51,973)
The Travelers Cos., Inc.	(379)	(47,955)

		(99,928)
Internet & Direct Marketing Retail
Expedia, Inc.	(152)	(22,640)
Leisure Products
Brunswick Corp.	(294)	(18,443)
Mattel, Inc.	(4,468)	(96,196)

		(114,639)
Machinery
Caterpillar, Inc.	(879)	(94,458)
Dover Corp.	(1,192)	(95,622)

		(190,080)
Media
Comcast Corp., Class A	(526)	(20,472)
DISH Network Corp.	(1,523)	(95,583)

		(116,055)
Metals & Mining
Freeport-McMoRan, Inc.	(8,008)	(96,176)
United States Steel Corp.	(4,408)	(97,593)

		(193,769)
Multi-Utilities
CMS Energy Corp.	(1,801)	(83,296)
Sempra Energy	(711)	(80,166)

		(163,462)
Multiline Retail
JC Penney Co., Inc.	(1,959)	(9,109)
Kohl’s Corp.	(728)	(28,152)
Nordstrom, Inc.	(2,100)	(100,443)

		(137,704)
Oil, Gas & Consumable Fuels
Canadian Natural Resources, Ltd.	(3,359)	(96,874)
Chevron Corp.	(576)	(60,094)
Enbridge, Inc.	(2,432)	(96,818)
Encana Corp.	(3,672)	(32,314)

See Notes to Financial Statements.

26	BLACKROCK FUNDS	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Alternative Capital Strategies Fund

	Shares	Value
Reference Entity — Short (continued)
Oil, Gas & Consumable Fuels (continued)
Hess Corp.	(2,242)	$(98,356)
Newfield Exploration Co.	(597)	(16,991)
Occidental Petroleum Corp.	(1,339)	(80,166)
Pioneer Natural Resources Co.	(521)	(83,141)
Tesoro Corp.	(1,007)	(94,255)
Weatherford International PLC	(18,760)	(72,601)

		(731,610)
Pharmaceuticals
Eli Lilly & Co.	(577)	(47,487)
Real Estate Investment Trusts (REITs)
Avalonbay Communities, Inc.	(475)	(91,281)
Boston Properties, Inc.	(756)	(93,003)
DDR Corp.	(2,485)	(22,539)
HCP, Inc.	(358)	(11,442)
Host Hotels & Resorts, Inc.	(5,180)	(94,639)
Simon Property Group, Inc.	(541)	(87,512)
Vornado Realty Trust	(646)	(60,659)
Weyerhaeuser Co.	(2,807)	(94,034)

		(555,109)
Road & Rail
Avis Budget Group, Inc.	(3,724)	(101,554)
Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	(7,339)	(91,591)
Intel Corp.	(1,075)	(36,270)
Texas Instruments, Inc.	(1,140)	(87,700)

		(215,561)
Software
Oracle Corp.	(1,826)	(91,556)
Specialty Retail
Best Buy Co., Inc.	(1,698)	(97,346)
Gap, Inc.	(1,136)	(24,981)
L Brands, Inc.	(1,856)	(100,020)
TJX Cos., Inc.	(340)	(24,538)

		(246,885)
Textiles, Apparel & Luxury Goods
VF Corp.	(1,009)	(58,118)
Tobacco
Altria Group, Inc.	(1,204)	(89,662)
Philip Morris International, Inc.	(821)	(96,426)

		(186,088)
Trading Companies & Distributors
United Rentals, Inc.	(370)	(41,703)
Wireless Telecommunication Services
Rogers Communications, Inc.	(1,142)	(53,914)
Sprint Corp.	(10,834)	(88,947)

		(142,861)
Total Reference Entity — Short		(7,104,297)
Net Value of Reference Entity — Bank of America N.A.		$286,301

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of June 30, 2017, expiration date 2/07/19:
Reference Entity — Long
Aerospace & Defense
Boeing Co.	106	20,962

	Shares	Value
Reference Entity — Long (continued)
Aerospace & Defense (continued)
Huntington Ingalls Industries, Inc.	59	$10,983

		31,945
Air Freight & Logistics
United Parcel Service, Inc., Class B	25	2,765
Automobiles
Ford Motor Co.	594	6,647
General Motors Co.	407	14,216

		20,863
Biotechnology
Amgen, Inc.	129	22,218
Building Products
Owens Corning	84	5,621
Chemicals
Chemours Co.	243	9,215
Mosaic Co.	633	14,451

		23,666
Commercial Services & Supplies
RR Donnelley & Sons Co.	569	7,135
Waste Management, Inc.	179	13,130

		20,265
Communications Equipment
Juniper Networks, Inc.	428	11,933
Motorola Solutions, Inc.	177	15,353

		27,286
Consumer Finance
American Express Co.	87	7,329
Capital One Financial Corp.	71	5,866

		13,195
Containers & Packaging
Graphic Packaging Holding Co.	701	9,660
Diversified Consumer Services
H&R Block, Inc.	318	9,829
Diversified Financial Services
Berkshire Hathaway, Inc., Class B	33	5,589
Electric Utilities
Entergy Corp.	206	15,815
FirstEnergy Corp.	446	13,005
PPL Corp.	713	27,565

		56,385
Electrical Equipment
Eaton Corp. PLC	36	2,802
Electronic Equipment, Instruments & Components
Flex Ltd.	996	16,245
Energy Equipment & Services
Diamond Offshore Drilling, Inc.	963	10,429
Food & Staples Retailing
Sysco Corp.	127	6,392
Wal-Mart Stores, Inc.	64	4,843

		11,235
Food Products
Bunge Ltd.	45	3,357
Kellogg Co.	117	8,127

		11,484
Health Care Equipment & Supplies
Baxter International, Inc.	48	2,906

See Notes to Financial Statements.

BLACKROCK FUNDS	JUNE 30, 2017	27

Schedule of Investments (continued)	BlackRock Alternative Capital Strategies Fund

	Shares	Value
Reference Entity — Long (continued)
Health Care Providers & Services
Cigna Corp.	190	$31,804
DaVita, Inc.	225	14,571
HCA Holdings, Inc.	216	18,835
Humana, Inc.	82	19,731
Quest Diagnostics, Inc.	312	34,682

		119,623
Hotels, Restaurants & Leisure
Royal Caribbean Cruises Ltd.	147	16,057
Household Durables
Tupperware Brands Corp.	87	6,110
Household Products
Colgate-Palmolive Co.	446	33,062
Kimberly-Clark Corp.	284	36,667
Procter & Gamble Co.	31	2,702

		72,431
Independent Power and Renewable Electricity Producers
AES Corp.	1,153	12,810
Industrial Conglomerates
Honeywell International, Inc.	20	2,666
Insurance
Assured Guaranty Ltd.	228	9,517
Hartford Financial Services Group, Inc.	110	5,782

		15,299
Internet Software & Services
VeriSign, Inc.	99	9,203
IT Services
Mastercard, Inc., Class A	133	16,153
Machinery
Trinity Industries, Inc.	198	5,550
Media
AMC Networks, Inc., Class A	188	10,041
Viacom, Inc., Class B	231	7,755
Walt Disney Co.	157	16,681

		34,477
Metals & Mining
Barrick Gold Corp.	691	10,994
Cliffs Natural Resources, Inc.	839	5,806
Goldcorp, Inc.	196	2,530
Newmont Mining Corp.	530	17,167
Nucor Corp.	148	8,565
Steel Dynamics, Inc.	590	21,128
Teck Resources Ltd., Class B	702	12,165

		78,355
Multi-Utilities
Consolidated Edison, Inc.	102	8,244
Multiline Retail
Kohl’s Corp.	160	6,187
Macy’s, Inc.	69	1,604
Target Corp.	321	16,785

		24,576
Oil, Gas & Consumable Fuels
Chevron Corp.	113	11,789
Exxon Mobil Corp.	147	11,867
Occidental Petroleum Corp.	326	19,518
Valero Energy Corp.	192	12,952

		56,126

	Shares	Value
Reference Entity — Long (continued)
Pharmaceuticals
Bristol-Myers Squibb Co.	48	$2,674
Merck & Co., Inc.	88	5,640

		8,314
Real Estate Investment Trusts (REITs)
CoreCivic, Inc.	124	3,420
Lamar Advertising Co., Class A	38	2,796

		6,216
Road & Rail
CSX Corp.	82	4,474
Norfolk Southern Corp.	172	20,932

		25,406
Semiconductors & Semiconductor Equipment
Intel Corp.	623	21,020
KLA-Tencor Corp.	73	6,680
NVIDIA Corp.	88	12,721

		40,421
Specialty Retail
Home Depot, Inc.	36	5,522
Technology Hardware, Storage & Peripherals
HP, Inc.	147	2,570
NetApp, Inc.	646	25,872
Xerox Corp.	116	3,333

		31,775
Trading Companies & Distributors
United Rentals, Inc.	73	8,228
Total Reference Entity — Long		907,950

Reference Entity — Short
Aerospace & Defense
TransDigm Group, Inc.	(7)	(1,882)
Air Freight & Logistics
XPO Logistics, Inc.	(736)	(47,568)
Auto Components
Delphi Automotive PLC	(289)	(25,331)
Chemicals
Ecolab, Inc.	(105)	(13,939)
Methanex Corp.	(1,031)	(45,415)
PolyOne Corp.	(31)	(1,201)

		(60,555)
Containers & Packaging
Ball Corp.	(343)	(14,478)
Diversified Telecommunication Services
AT&T, Inc.	(30)	(1,132)
Food Products
Post Holdings, Inc.	(48)	(3,727)
Health Care Providers & Services
Aetna, Inc.	(79)	(11,995)
Household Durables
DR Horton, Inc.	(41)	(1,418)
Tempur Sealy International, Inc.	(62)	(3,310)

		(4,728)
Household Products
Spectrum Brands Holdings, Inc.	(587)	(73,398)

See Notes to Financial Statements.

28	BLACKROCK FUNDS	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Alternative Capital Strategies Fund

	Shares	Value
Reference Entity — Short (continued)
Industrial Conglomerates
3M Co.	(13)	$(2,706)
Insurance
Aon PLC	(111)	(14,757)
Internet & Direct Marketing Retail
Expedia, Inc.	(104)	(15,491)
IT Services
Visa, Inc., Class A	(143)	(13,411)
Media
Live Nation Entertainment, Inc.	(187)	(6,517)
Omnicom Group, Inc.	(1)	(83)

		(6,600)
Metals & Mining
Freeport-McMoRan, Inc.	(738)	(8,863)
Multi-Utilities
Dominion Resources, Inc.	(176)	(13,487)
DTE Energy Co.	(103)	(10,896)
SCANA Corp.	(246)	(16,485)

		(40,868)
Oil, Gas & Consumable Fuels
Chesapeake Energy Corp.	(14,970)	(74,401)
Continental Resources, Inc.	(577)	(18,654)
Encana Corp.	(262)	(2,306)
RSP Permian, Inc.	(354)	(11,424)
Suncor Energy, Inc.	(36)	(1,051)
Weatherford International PLC	(15,767)	(61,018)

		(168,854)
Pharmaceuticals
Mylan NV	(130)	(5,047)
Zoetis, Inc.	(193)	(12,039)

		(17,086)
Professional Services
Verisk Analytics, Inc., Class A	(174)	(14,680)
Real Estate Investment Trusts (REITs)
Host Hotels & Resorts, Inc.	(338)	(6,175)
Medical Properties Trust, Inc.	(507)	(6,525)
Omega Healthcare Investors, Inc.	(1,444)	(47,681)
Prologis, Inc.	(334)	(19,586)
Simon Property Group, Inc.	(38)	(6,147)

		(86,114)
Road & Rail
Hertz Global Holdings, Inc.	(237)	(2,726)
Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	(6,406)	(79,947)
Specialty Retail
AutoZone, Inc.	(34)	(19,396)
O’Reilly Automotive, Inc.	(37)	(8,093)
Signet Jewelers Ltd.	(237)	(14,988)

		(42,477)
Textiles, Apparel & Luxury Goods
Under Armour, Inc., Class A	(1,445)	(31,443)
Wireless Telecommunication Services
Sprint Corp.	(1,186)	(9,737)
Total Reference Entity — Short		(800,554)
Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$107,396

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America N.A., as of June 30, 2017, expiration date 1/19/18:
	Shares	Value
Reference Entity — Long
Aerospace & Defense
Boeing Co.	321	$63,478
Huntington Ingalls Industries, Inc.	269	50,077
Northrop Grumman Corp.	230	59,043

		172,598
Air Freight & Logistics
United Parcel Service, Inc., Class B	741	81,947
Airlines
Southwest Airlines Co.	1,330	82,646
United Continental Holdings, Inc.	215	16,179

		98,825
Auto Components
Lear Corp.	343	48,733
Automobiles
Ford Motor Co.	3,967	44,391
General Motors Co.	449	15,683

		60,074
Biotechnology
Amgen, Inc.	368	63,380
Biogen, Inc.	138	37,448
Gilead Sciences, Inc.	1,182	83,662

		184,490
Building Products
Masco Corp.	1,996	76,267
Owens Corning	970	64,913

		141,180
Chemicals
Celanese Corp., Series A	183	17,374
Chemours Co.	1,035	39,247
Eastman Chemical Co.	564	47,370
LyondellBasell Industries NV, Class A	914	77,133
Mosaic Co.	1,020	23,287

		204,411
Commercial Services & Supplies
Republic Services, Inc.	1,301	82,913
RR Donnelley & Sons Co.	963	12,076
Waste Management, Inc.	927	67,995

		162,984
Communications Equipment
Juniper Networks, Inc.	1,185	33,038
Consumer Finance
American Express Co.	613	51,639
Capital One Financial Corp.	860	71,053

		122,692
Containers & Packaging
Graphic Packaging Holding Co.	1,331	18,341
Diversified Consumer Services
H&R Block, Inc.	2,458	75,977
Diversified Financial Services
Berkshire Hathaway, Inc., Class B	302	51,150
MSCI, Inc.	187	19,259
Voya Financial, Inc.	1,281	47,256

		117,665

See Notes to Financial Statements.

BLACKROCK FUNDS	JUNE 30, 2017	29

Schedule of Investments (continued)	BlackRock Alternative Capital Strategies Fund

	Shares	Value
Reference Entity — Long (continued)
Diversified Telecommunication Services
Verizon Communications, Inc.	349	$15,586
Electric Utilities
Entergy Corp.	810	62,184
Exelon Corp.	886	31,958
FirstEnergy Corp.	1,158	33,767
PPL Corp.	485	18,750

		146,659
Electrical Equipment
Eaton Corp. PLC	973	75,729
Electronic Equipment, Instruments & Components
Flex Ltd.	1,493	24,351
Energy Equipment & Services
Diamond Offshore Drilling, Inc.	636	6,888
Noble Corp. PLC	5,210	18,860
Transocean Ltd.	3,327	27,381

		53,129
Food & Staples Retailing
Costco Wholesale Corp.	223	35,665
Sysco Corp.	1,491	75,042
Wal-Mart Stores, Inc.	1,009	76,361

		187,068
Food Products
Bunge Ltd.	179	13,353
Campbell Soup Co.	1,553	80,989
General Mills, Inc.	981	54,347
Hershey Co.	743	79,776
Kellogg Co.	182	12,642

		241,107
Health Care Equipment & Supplies
Baxter International, Inc.	315	19,070
Health Care Providers & Services
Cigna Corp.	301	50,384
DaVita, Inc.	42	2,720
HCA Holdings, Inc.	728	63,482
Humana, Inc.	236	56,786
McKesson Corp.	118	19,416
Quest Diagnostics, Inc.	424	47,132

		239,920
Hotels, Restaurants & Leisure
McDonald’s Corp.	546	83,625
Royal Caribbean Cruises Ltd.	579	63,244
Yum! Brands, Inc.	1,152	84,972

		231,841
Household Durables
Toll Brothers, Inc.	535	21,138
Tupperware Brands Corp.	692	48,599

		69,737
Household Products
Clorox Co.	281	37,440
Colgate-Palmolive Co.	655	48,555
Kimberly-Clark Corp.	333	42,994
Procter & Gamble Co.	157	13,683

		142,672
Independent Power and Renewable Electricity Producers
AES Corp.	4,352	48,351
NRG Energy, Inc.	4,139	71,273

		119,624

	Shares	Value
Reference Entity — Long (continued)
Industrial Conglomerates
Honeywell International, Inc.	101	$13,462
Insurance
Assured Guaranty Ltd.	469	19,576
Hartford Financial Services Group, Inc.	960	50,467
Lincoln National Corp.	1,225	82,786
Prudential Financial, Inc.	760	82,186

		235,015
Internet & Direct Marketing Retail
Amazon.com, Inc.	41	39,688
Internet Software & Services
eBay, Inc.	1,847	64,497
VeriSign, Inc.	730	67,861

		132,358
Machinery
Deere & Co.	676	83,547
Trinity Industries, Inc.	398	11,156

		94,703
Media
AMC Networks, Inc., Class A	359	19,174
Viacom, Inc., Class B	1,041	34,947
Walt Disney Co.	609	64,706

		118,827
Metals & Mining
Barrick Gold Corp.	4,245	67,538
Cliffs Natural Resources, Inc.	2,890	19,999
Goldcorp, Inc.	4,644	59,954
Kinross Gold Corp.	10,923	44,457
Newmont Mining Corp.	1,973	63,905
Nucor Corp.	1,305	75,520
Steel Dynamics, Inc.	1,491	53,393
Teck Resources Ltd., Class B	3,000	51,990

		436,756
Multi-Utilities
Consolidated Edison, Inc.	261	21,094
Multiline Retail
Kohl’s Corp.	2,047	79,158
Macy’s, Inc.	1,838	42,715
Nordstrom, Inc.	1,297	62,036
Target Corp.	1,277	66,774

		250,683
Oil, Gas & Consumable Fuels
Apache Corp.	1,718	82,344
Chevron Corp.	635	66,250
EOG Resources, Inc.	176	15,932
Exxon Mobil Corp.	502	40,526
Kinder Morgan, Inc.	3,008	57,633
Marathon Petroleum Corp.	1,350	70,645
Murphy Oil Corp.	2,089	53,541
Occidental Petroleum Corp.	253	15,147
ONEOK, Inc.	1,646	85,855
Valero Energy Corp.	282	19,024
Williams Cos., Inc.	2,734	82,786

		589,683
Pharmaceuticals
Bristol-Myers Squibb Co.	523	29,141
Merck & Co., Inc.	1,163	74,537

		103,678

See Notes to Financial Statements.

30	BLACKROCK FUNDS	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Alternative Capital Strategies Fund

	Shares	Value
Reference Entity — Long (continued)
Real Estate Investment Trusts (REITs)
Boston Properties, Inc.	120	$14,762
Brixmor Property Group, Inc.	858	15,341
CoreCivic, Inc.	839	23,140
Gaming and Leisure Properties, Inc.	755	28,441
Kimco Realty Corp.	1,134	20,809
Lamar Advertising Co., Class A	994	73,128
VEREIT, Inc.	1,829	14,888

		190,509
Road & Rail
CSX Corp.	1,449	79,058
Norfolk Southern Corp.	503	61,215

		140,273
Semiconductors & Semiconductor Equipment
Applied Materials, Inc.	1,620	66,922
Intel Corp.	711	23,989
KLA-Tencor Corp.	783	71,652
NVIDIA Corp.	6	868

		163,431
Software
Microsoft Corp.	982	67,689
Specialty Retail
Home Depot, Inc.	484	74,246
Technology Hardware, Storage & Peripherals
Apple, Inc.	347	49,975
HP, Inc.	2,751	48,087
NetApp, Inc.	1,296	51,905
Seagate Technology PLC	365	14,144
Xerox Corp.	953	27,380

		191,491
Trading Companies & Distributors
United Rentals, Inc.	696	78,446
Total Reference Entity — Long		6,031,480

Reference Entity — Short
Aerospace & Defense
L3 Technologies, Inc.	(92)	(15,371)
Raytheon Co.	(154)	(24,868)
TransDigm Group, Inc.	(306)	(82,274)
Triumph Group, Inc.	(1,583)	(50,023)
United Technologies Corp.	(663)	(80,959)

		(253,495)
Air Freight & Logistics
FedEx Corp.	(399)	(86,715)
XPO Logistics, Inc.	(601)	(38,842)

		(125,557)
Auto Components
BorgWarner, Inc.	(564)	(23,891)
Delphi Automotive PLC	(428)	(37,514)

		(61,405)
Beverages
Constellation Brands, Inc.	(437)	(84,660)
PepsiCo, Inc.	(140)	(16,169)

		(100,829)
Chemicals
Ashland Global Holdings, Inc.	(284)	(18,718)
Ecolab, Inc.	(64)	(8,496)

	Shares	Value
Reference Entity — Short (continued)
Chemicals (continued)
EI du Pont de Nemours & Co.	(344)	$(27,764)
Methanex Corp.	(437)	(19,250)
PolyOne Corp.	(763)	(29,559)

		(103,787)
Construction & Engineering
MasTec, Inc.	(804)	(36,301)
Construction Materials
Vulcan Materials Co.	(340)	(43,071)
Containers & Packaging
Ball Corp.	(1,688)	(71,251)
Crown Holdings, Inc.	(1,390)	(82,927)

		(154,178)
Diversified Telecommunication Services
AT&T, Inc.	(2,054)	(77,497)
Electric Utilities
NextEra Energy, Inc.	(115)	(16,115)
Electronic Equipment, Instruments & Components
Avnet, Inc.	(1,265)	(49,183)
Keysight Technologies, Inc.	(423)	(16,468)

		(65,651)
Energy Equipment & Services
Halliburton Co.	(541)	(23,106)
National Oilwell Varco, Inc.	(424)	(13,967)
Schlumberger Ltd.	(528)	(34,763)

		(71,836)
Food Products
ConAgra Foods, Inc.	(373)	(13,339)
Kraft Heinz Co.	(942)	(80,673)
Mondelez International, Inc.	(515)	(22,243)
Post Holdings, Inc.	(836)	(64,915)

		(181,170)
Gas Utilities
National Fuel Gas Co.	(426)	(23,788)
Health Care Equipment & Supplies
Abbott Laboratories	(918)	(44,624)
Becton Dickinson and Co.	(412)	(80,386)
Boston Scientific Corp.	(2,514)	(69,688)
Stryker Corp.	(435)	(60,369)
Zimmer Biomet Holdings, Inc.	(678)	(87,055)

		(342,122)
Health Care Providers & Services
Aetna, Inc.	(482)	(73,182)
AmerisourceBergen Corp.	(437)	(41,310)
Centene Corp.	(506)	(40,419)
Mednax, Inc.	(1,096)	(66,166)

		(221,077)
Hotels, Restaurants & Leisure
Marriott International, Inc., Class A	(136)	(13,642)
MGM Resorts International	(2,255)	(70,559)
Wyndham Worldwide Corp.	(631)	(63,359)

		(147,560)
Household Durables
DR Horton, Inc.	(797)	(27,552)
KB Home	(673)	(16,132)
Lennar Corp.	(340)	(18,129)
Newell Rubbermaid, Inc.	(1,555)	(83,379)
Tempur Sealy International, Inc.	(914)	(48,798)

		(193,990)

See Notes to Financial Statements.

BLACKROCK FUNDS	JUNE 30, 2017	31

Schedule of Investments (continued)	BlackRock Alternative Capital Strategies Fund

	Shares	Value
Reference Entity — Short (continued)
Household Products
Spectrum Brands Holdings, Inc.	(21)	$(2,626)
Industrial Conglomerates
3M Co.	(320)	(66,621)
General Electric Co.	(1,330)	(35,923)
Roper Industries, Inc.	(63)	(14,587)

		(117,131)
Insurance
Loews Corp.	(1,172)	(54,861)
Marsh & McLennan Cos., Inc.	(906)	(70,632)
Willis Towers Watson PLC	(568)	(82,621)

		(208,114)
Internet & Direct Marketing Retail
Expedia, Inc.	(446)	(66,432)
Netflix, Inc.	(267)	(39,892)
Priceline Group, Inc.	(42)	(78,562)

		(184,886)
Internet Software & Services
Equinix, Inc.	(187)	(80,253)
IT Services
Fidelity National Information Services, Inc.	(936)	(79,934)
International Business Machines Corp.	(106)	(16,306)
Total System Services, Inc.	(406)	(23,650)

		(119,890)
Life Sciences Tools & Services
Thermo Fisher Scientific, Inc.	(285)	(49,724)
Media
AMC Entertainment Holdings, Inc., Class A	(653)	(14,856)
CBS Corp., Class B	(240)	(15,307)
Comcast Corp., Class A	(1,951)	(75,933)
DISH Network Corp.	(1,293)	(81,149)
Live Nation Entertainment, Inc.	(973)	(33,909)
Omnicom Group, Inc.	(190)	(15,751)

		(236,905)
Metals & Mining
Freeport-McMoRan, Inc.	(5,309)	(63,761)
Southern Copper Corp.	(2,241)	(77,606)

		(141,367)
Multi-Utilities
Dominion Resources, Inc.	(35)	(2,682)
DTE Energy Co.	(76)	(8,040)
Public Service Enterprise Group, Inc.	(1,660)	(71,397)
SCANA Corp.	(407)	(27,273)
Sempra Energy	(698)	(78,699)

		(188,091)
Multiline Retail
Dollar General Corp.	(1,008)	(72,667)
Oil, Gas & Consumable Fuels
Canadian Natural Resources, Ltd.	(1,803)	(51,999)
Chesapeake Energy Corp.	(1,097)	(5,452)
Cimarex Energy Co.	(166)	(15,606)
Concho Resources, Inc.	(428)	(52,015)
ConocoPhillips	(296)	(13,012)
Continental Resources, Inc.	(95)	(3,071)
Diamondback Energy, Inc.	(440)	(39,076)
Enbridge, Inc.	(1,451)	(57,764)
Encana Corp.	(5,163)	(45,434)
EQT Corp.	(757)	(44,353)
Hess Corp.	(1,961)	(86,029)
HollyFrontier Corp.	(1,930)	(53,017)

	Shares	Value
Reference Entity — Short (continued)
Oil, Gas & Consumable Fuels (continued)
Newfield Exploration Co.	(538)	$(15,312)
Noble Energy, Inc.	(495)	(14,009)
Parsley Energy, Inc., Class A	(3,071)	(85,220)
Phillips 66	(206)	(17,034)
Pioneer Natural Resources Co.	(101)	(16,118)
RSP Permian, Inc.	(1,031)	(33,270)
Southwestern Energy Co.	(2,480)	(15,078)
Suncor Energy, Inc.	(451)	(13,169)
Tesoro Corp.	(735)	(68,796)
Weatherford International PLC	(5,155)	(19,950)

		(764,784)
Pharmaceuticals
Allergan PLC	(342)	(83,137)
Endo International PLC	(1,911)	(21,346)
Mylan NV	(916)	(35,559)
Perrigo Co. PLC	(513)	(38,742)
Zoetis, Inc.	(48)	(2,994)

		(181,778)
Professional Services
Verisk Analytics, Inc., Class A	(822)	(69,352)
Real Estate Investment Trusts (REITs)
American Tower Corp.	(523)	(69,204)
Avalonbay Communities, Inc.	(413)	(79,366)
Crown Castle International Corp.	(532)	(53,296)
Equity Residential	(1,151)	(75,770)
HCP, Inc.	(469)	(14,989)
Host Hotels & Resorts, Inc.	(1,112)	(20,316)
Medical Properties Trust, Inc.	(5,213)	(67,091)
Omega Healthcare Investors, Inc.	(461)	(15,222)
Prologis, Inc.	(231)	(13,546)
Simon Property Group, Inc.	(484)	(78,292)

		(487,092)
Real Estate Management & Development
CBRE Group, Inc.	(1,977)	(71,963)
Road & Rail
Avis Budget Group, Inc.	(1,282)	(34,960)
Hertz Global Holdings, Inc.	(3,550)	(40,825)

		(75,785)
Semiconductors & Semiconductor Equipment
Micron Technology, Inc.	(520)	(15,527)
QUALCOMM, Inc.	(328)	(18,112)

		(33,639)
Software
Autodesk, Inc.	(399)	(40,227)
Oracle Corp.	(1,638)	(82,129)
Symantec Corp.	(1,198)	(33,844)

		(156,200)
Specialty Retail
AutoZone, Inc.	(105)	(59,898)
O’Reilly Automotive, Inc.	(332)	(72,622)
Signet Jewelers Ltd.	(905)	(57,232)

		(189,752)
Textiles, Apparel & Luxury Goods
Coach, Inc.	(905)	(42,843)
Under Armour, Inc., Class A	(1,168)	(25,415)

		(68,258)
Tobacco
Altria Group, Inc.	(1,103)	(82,140)

See Notes to Financial Statements.

32	BLACKROCK FUNDS	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Alternative Capital Strategies Fund

	Shares	Value
Reference Entity — Short (continued)
Tobacco (continued)
Philip Morris International, Inc.	(284)	$(33,356)

		(115,496)
Wireless Telecommunication Services
Sprint Corp.	(3,371)	(27,676)
T-Mobile US, Inc.	(1,311)	(79,473)

		(107,149)
Total Reference Entity — Short		(5,942,331)
Net Value of Reference Entity — Bank of America N.A.		$89,149

Transactions in Options Written for the Period Ended June 30, 2017

	Puts
	Contracts	Premiums Received
Outstanding options, beginning of period	—	—
Options written	10,000	$3,200
Options expired	(10,000)	(3,200)

Outstanding options, end of period	—	—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$58,094	—	$58,094
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$645	—	—	645
Swaps — OTC	Unrealized appreciation on OTC swaps	—	—	$739,147	—	—	—	739,147

		—	—	$739,147	$645	$58,094	—	$797,886

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$38,321	—	$38,321
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$398	—	—	398
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$2,688	—		—	—	2,688

Total		—	$2,688	—	$398	$38,321	—	$41,407

[1] Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the period ended June 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(13,951)	—	$(13,951)
Forward foreign currency exchange contracts	—	—	—	$(3,191)	—	—	(3,191)
Options purchased[1]	—	—	$(12,400)	—	—	—	(12,400)
Options written	—	—	3,200	—	—	—	3,200
Swaps	—	$(19,640)	161,329	—	(1,108)	—	140,581

Total	—	$(19,640)	$152,129	$(3,191)	$(15,059)	—	$114,239

[1] Options purchased are included in the net realized gain (loss) from investments.

See Notes to Financial Statements.

BLACKROCK FUNDS	JUNE 30, 2017	33

Schedule of Investments (continued)	BlackRock Alternative Capital Strategies Fund

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$46,011	—	$46,011
Forward foreign currency exchange contracts	—	—	—	$1,114	—	—	1,114
Swaps	—	$(271)	$284,000	—	1,993	—	285,722

Total	—	$(271)	$284,000	$1,114	$48,004	—	$332,847

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,506,332
Average notional value of contracts — short	$4,982,738
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$55,167
Average amounts sold — in USD	$47,571
Options:
Average value of options contracts purchased	$1,125
Average value of options contracts written	$250
Credit default swaps:
Average notional value — buy protection	$310,000
Average notional value — sell protection	$438,500
Interest rate swaps:
Average notional value — pays fixed rate	$301,875	[1]
Average notional value — receives fixed rate	$656,250	[1]
Total return swaps:
Average notional value	$(40,619)
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$10,693	$16,178
Swaps — centrally cleared	2,369	—
Swaps — OTC[1]	739,147	—
Forward foreign currency exchange contracts	645	398

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$752,854	$16,576

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(13,062)	(16,178)

Total derivative assets and liabilities subject to an MNA	$739,792	$398

[1] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$672,659	—	—	—	$672,659
Goldman Sachs International	645	$(226)	—	—	419
Morgan Stanley & Co. International PLC	66,488	—	—	$(66,488)	—

Total	$739,792	$(226)	—	$(66,488)	$673,078

See Notes to Financial Statements.

34	BLACKROCK FUNDS	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock Alternative Capital Strategies Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Barclays Bank PLC	$3	—	—	—	$3
Deutsche Bank AG	22	—	—	—	22
Goldman Sachs International	226	$(226)	—	—	—
UBS AG	147	—	—	—	147

Total	$398	$(226)	—	—	$172

[1] The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2] Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
[3] Net amount represents the net amount receivable from the counterparty in the event of default.
[4] Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$2,820,340	—	—	$2,820,340
Asset-Backed Securities	—	$5,618,289	$169,782	5,788,071
Corporate Bonds	—	12,203,854	—	12,203,854
Non-Agency Mortgage-Backed Securities	—	137,288	—	137,288
U.S. Government Sponsored Agency Securities	—	11,321,130	—	11,321,130
Short-Term Securities	389,982	—	—	389,982
Liabilities:
Investments:
TBA Sale Commitments	—	(506,197)	—	(506,197)

Total	$3,210,322	$28,774,364	$169,782	$32,154,468

Derivative Financial Instruments[1]
Assets:
Equity contracts	—	$739,147	—	$739,147
Forward foreign currency contracts	—	645	—	645
Interest rate contracts	$58,094	—	—	58,094
Liabilities:
Credit contracts	—	(2,688)	—	(2,688)
Forward foreign currency contracts	—	(398)	—	(398)
Interest rate contracts	(38,321)	—	—	(38,321)

Total	$19,773	$736,706	—	$756,479

[1] Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS	JUNE 30, 2017	35

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Emerging Markets Equity Strategies Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Austria — 2.2%
Erste Group Bank AG (a)	20,956	$802,714
Brazil — 2.3%
BB Seguridade Participacoes SA	95,034	821,855
Canada — 1.4%
Eldorado Gold Corp.	185,502	492,078
China — 14.2%
China Pacific Insurance Group Co. Ltd., Class H	151,600	619,844
China Petroleum & Chemical Corp. — ADR	3,837	301,588
China Petroleum & Chemical Corp., Class H	682,000	534,007
Huaneng Power International, Inc. — ADR	29,293	814,053
Industrial & Commercial Bank of China Ltd., Class H	2,054,000	1,386,208
Semiconductor Manufacturing International Corp. (a)	606,000	701,956
ZTO Express Cayman, Inc. — ADR (a)	51,148	714,026

		5,071,682
Colombia — 3.1%
Ecopetrol SA — ADR	122,475	1,113,298
Czech Republic — 2.7%
Moneta Money Bank (b)	284,159	951,398
Greece — 1.3%
Alpha Bank AE (a)	94,086	231,902
National Bank of Greece SA (a)	566,941	215,745

		447,647
Hong Kong — 4.1%
China Resources Power Holdings Co. Ltd.	470,000	922,596
Skyworth Digital Holdings Ltd.	898,000	557,557

		1,480,153
Hungary — 1.9%
Richter Gedeon Nyrt	26,156	683,808
India — 5.4%
Mahindra & Mahindra Ltd. — GDR	52,791	1,129,165
Reliance Industries Ltd. — GDR (a)(b)	18,908	801,699

		1,930,864
Indonesia — 3.4%
Astra International Tbk PT	1,243,100	832,873
Semen Indonesia Persero Tbk PT	508,000	380,981

		1,213,854
Mexico — 6.5%
America Movil SAB de CV, Series L — ADR	46,016	732,575
Controladora Vuela Cia de Aviacion SAB de CV — ADR (a)	56,709	825,116
Grupo Mexico SAB de CV, Series B	268,839	756,504

		2,314,195
Russia — 9.8%
Gazprom PJSC — ADR	135,234	536,764
Novatek PJSC — GDR	13,810	1,540,239
Rosneft PJSC — GDR	140,980	767,067
VTB Bank PJSC	54,292,425	58,765
VTB Bank PJSC — GDR	280,515	590,453

		3,493,288

Common Stocks	Shares	Value
South Africa — 0.3%
AngloGold Ashanti Ltd. — ADR	12,078	$117,398
South Korea — 9.5%
GSretail Co. Ltd.	6,884	310,402
Hyundai Robotics Co. Ltd. (a)	2,083	703,649
Hyundai Wia Corp.	6,361	387,968
Pan Ocean Co. Ltd. (a)	140,500	648,539
Shinhan Financial Group Co. Ltd.	13,650	588,931
Shinhan Financial Group Co. Ltd. — ADR	17,446	758,727

		3,398,216
Taiwan — 8.4%
Bizlink Holding, Inc.	89,000	628,392
Elite Material Co. Ltd.	102,000	494,312
MediaTek, Inc.	61,000	521,862
Quanta Computer, Inc.	230,000	544,069
Sino Biopharmaceutical Ltd.	935,000	826,748

		3,015,383
Thailand — 1.8%
Land & Houses PCL	2,122,700	624,642
Land & Houses PCL, Foreign Registered Shares	77,300	23,194

		647,836
Turkey — 1.2%
Turk Hava Yollari (a)	181,469	415,133
United Arab Emirates — 3.8%
Air Arabia PJSC	2,412,925	668,492
Arabtec Holding Co. (a)	900,023	699,386

		1,367,878
Total Common Stocks — 83.3%		29,778,678

Warrants
China — 1.1%
Weifu High-Technology Group Co. Ltd. (Issued/exercisable 1/14/16, 1 share for 1 warrant, Expires 12/29/17, Strike Price $0.00) (a)	102,379	391,123
Total Long-Term Investments (Cost — $29,155,949) — 84.4%		30,169,801

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (c)(d)	11,684,360	11,684,360
Total Short-Term Securities (Cost — $11,684,360) — 32.7%		11,684,360
Total Investments (Cost — $40,840,309) — 117.1%		41,854,161
Liabilities in Excess of Other Assets — (17.1)%		(6,097,019)

Net Assets — 100.0%		$35,757,142

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

See Notes to Financial Statements.

36	BLACKROCK FUNDS	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Emerging Markets Equity Strategies Fund

(c)	During the six months ended June 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity[1]	Shares Held at June 30, 2017	Value at June 30, 2017	Income	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	32,905	11,651,455	11,684,360	$11,684,360	$4,063	—	—
[1] Represents net shares purchased.

(d)	Current yield as of period end.

OTC Total Return Swaps[1]
Reference Entity	Counterparty	Expiration Date	Net Notional Amount	Unrealized Appreciation (Depreciation)	Net Value of Reference Entities
Equity Securities Long/Short:	Credit Suisse International	7/10/17	$2,260,020	$(367,468)[2]	$2,092,491
	Deutsche Bank AG	7/17/17	(904,269)	(17,196)[3]	(919,219)
	HSBC Bank PLC	7/10/17	(124,487)	3,701 [4]	(213,152)
Total			$1,231,264	$(380,963)	$960,120

[1] The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 25 — 475 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

USD 1 Month LIBOR
USD 1 Day LIBOR
EUR 1 Month LIBOR
GBP 1 Month LIBOR
HKD 1 Month HIBOR
PLN 1 Month WIBOR
[2] Amount includes $ (199,939) of net dividends and financing fees.
[3] Amount includes $ (2,246) of net dividends and financing fees.
[4] Amount includes $ 92,366 of net dividends and financing fees.

See Notes to Financial Statements.

BLACKROCK FUNDS	JUNE 30, 2017	37

Schedule of Investments (continued)	BlackRock Emerging Markets Equity Strategies Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Credit Suisse International as of June 30, 2017, expiration date 7/10/17:
	Shares	Value
Reference Entity — Long
Brazil
MRV Engenharia e Participacoes SA	32,483	$132,564
Greece
Alpha Bank AE	18,626	45,909
India
Axis Bank Ltd.	15,316	610,054
Malaysia
Malayan Banking BHD	245,200	550,009
South Africa
AngloGold Ashanti Ltd.	43,086	420,691
Naspers Ltd.	2,501	492,529

		913,220
South Korea
SK Holdings Co. Ltd.	3,332	809,909
United Kingdom
Centamin PLC	246,232	497,356
Total Reference Entity — Long		3,559,021

Reference Entity — Short
Brazil
VALE SA	(45,643)	(399,376)
China
AIA Group Ltd.	(118,000)	(863,330)
Philippines
BDO Unibank, Inc.	(82,911)	(203,824)
Total Reference Entity — Short		(1,466,530)
Net Value of Reference Entity — Credit Suisse International		$2,092,491

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Deutsche Bank AG as of June 30, 2017, expiration date 7/17/17:
Reference Entity — Long
China
Huadian Power International Corp. Ltd., Class H	1,218,000	544,372
Total Reference Entity — Long		544,372

Reference Entity — Short
Philippines
Ayala Land Inc.	(109,100)	(85,952)
BDO Unibank, Inc.	(44,780)	(110,084)

		(196,036)

	Shares	Value
Reference Entity — Short (continued)
Poland
Polski Koncern Naftowy Orlen SA	(27,606)	$(833,862)
Thailand
Airports of Thailand PCL	(311,800)	(433,693)
Total Reference Entity — Short		(1,463,591)
Net Value of Reference Entity — Deutsche Bank AG		$(919,219)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of June 30, 2017, expiration date 7/10/17:
Reference Entity — Long
China
Bank of China Ltd.	1,237,000	606,583
Russia
Gazprom PAO	125,389	496,625
South Korea
ING Life Insurance Ltd.	22,525	669,362
Korea Aerospace Industries Ltd.	8,790	437,906
Shinhan Financial Group Co. Ltd.	1,208	52,119

		1,159,387
Turkey
Turk Hava Yollari AO	116,484	266,472
Total Reference Entity — Long		2,529,067

Reference Entity — Short
Hungary
OTP Bank PLC	(14,449)	(483,600)
Philippines
Ayala Land Inc.	(366,900)	(289,055)
BDO Unibank, Inc.	(97,960)	(240,818)

		(529,873)
Turkey
Akbank TAS	(167,870)	(467,588)
Turk Telekomunikasyon AS	(278,827)	(494,319)

		(961,907)
United Kingdom
Prudential PLC	(33,408)	(766,839)
Total Reference Entity — Short		(2,742,219)
Net Value of Reference Entity — HSBC Bank PLC		$(213,152)

See Notes to Financial Statements.

38	BLACKROCK FUNDS	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Emerging Markets Equity Strategies Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps — OTC	Unrealized appreciation on OTC swaps	—	—	$3,701	—	—	—	$3,701
Liabilities — Derivative Financial Instruments
Swaps — OTC	Unrealized depreciation on OTC swaps	—	—	$384,664	—	—	—	$384,664

For the period ended June 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$12,006	—	—	$12,006
Swaps	—	—	$126,789	—	—	—	126,789
Options purchased[1]	—	—	(37,461)	—	—	—	(37,461)

Total	—	—	$89,328	$12,006	—	—	$101,334

[1] Options purchased are included in the net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$6,142	—	—	$6,142
Swaps	—	—	$(375,615)	—	—	—	(375,615)

Total	—	—	$(375,615)	$6,142	—	—	$(369,473)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$170,086
Average amounts sold — in USD	$162,500
Options:
Average market value of option contracts purchased	$24,390	[1]
Total return swaps:
Average notional value	$432,941
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Swaps — OTC[1]	$3,701	$384,664

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$3,701	$384,664

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$3,701	$384,664

[1] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK FUNDS	JUNE 30, 2017	39

Schedule of Investments (concluded)	BlackRock Emerging Markets Equity Strategies Fund

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
HSBC Bank PLC	$3,701	—	—	—	$3,701

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Credit Suisse International	$367,468	—	—	—	$367,468
Deutsche Bank AG	17,196	—	—	—	17,196

Total	$384,664	—	—	—	$384,664

[1] Net amount represents the net amount receivable from the counterparty in the event of default.
[2] Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Austria	—	$802,714	—	$802,714
Brazil	$821,855	—	—	821,855
Canada	492,078	—	—	492,078
China	1,829,667	3,242,015	—	5,071,682
Colombia	1,113,298	—	—	1,113,298
Czech Republic	—	951,398	—	951,398
Greece	—	447,647	—	447,647
Hong Kong	—	1,480,153	—	1,480,153
Hungary	—	683,808	—	683,808
India	801,699	1,129,165	—	1,930,864
Indonesia	—	1,213,854	—	1,213,854
Mexico	2,314,195	—	—	2,314,195
Russia	187,952	3,305,336	—	3,493,288
South Africa	117,398	—	—	117,398
South Korea	1,462,376	1,935,840	—	3,398,216
Taiwan	—	3,015,383	—	3,015,383
Thailand	—	647,836	—	647,836
Turkey	—	415,133	—	415,133
United Arab Emirates	—	1,367,878	—	1,367,878
Warrants	—	391,123	—	391,123
Short-Term Securities	11,684,360	—	—	11,684,360

Total	$20,824,878	$21,029,283	—	$41,854,161

Derivative Financial Insturments[1]
Assets:
Equity contracts	—	$3,701	—	$3,701
Liabilities:
Equity contracts	—	(384,664)	—	(384,664)

Total	—	$(380,963)	—	$(380,963)

[1] Derivative financial instruments are swaps, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

40	BLACKROCK FUNDS	JUNE 30, 2017

Schedule of Investments June 30, 2017 (Unaudited)	iShares Short-Term TIPS Bond Index Fund (Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Inflation Protected Securities:
2.63%, 7/15/17	$115	$115,475
1.63%, 1/15/18	167	167,549
0.13%, 4/15/18	569	567,261
1.38%, 7/15/18	49	49,303
2.13%, 1/15/19	130	134,048
0.13%, 4/15/19	494	493,732
1.88%, 7/15/19	101	104,921
1.38%, 1/15/20	192	199,240
0.13%, 4/15/20	515	515,688
1.25%, 7/15/20	250	260,667
1.13%, 1/15/21	289	300,174
0.13%, 4/15/21	479	478,719
0.63%, 7/15/21	376	385,834
0.13%, 1/15/22	454	453,732
0.13%, 4/15/22	80	80,055
Total Long-Term Investments (Cost — $4,355,120) — 98.6%		4,306,398

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (a)(b)	83,214	$83,214
Total Short-Term Securities (Cost — $83,214) — 1.9%		83,214
Total Investments (Cost — $4,438,334) — 100.5%		4,389,612
Liabilities in Excess of Other Assets — (0.5)%		(24,004)

Net Assets — 100.0%		$4,365,608

Notes to Schedule of Investments

(a)	During the six months ended June 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity[1]	Shares Held at June 30, 2017	Value at June 30, 2017	Income	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	13,890	69,324	83,214	$83,214	$219	—
[1] Represents net shares purchased.

(b)	Current yield as of period end.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Obligations	—	$4,306,398	—	$4,306,398
Short-Term Securities	$83,214	—	—	83,214

Total	$83,214	$4,306,398	—	$4,389,612

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS	JUNE 30, 2017	41

Statements of Assets and Liabilities

June 30, 2017 (Unaudited)	BlackRock Alternative Capital Strategies Fund	BlackRock Emerging Markets Equity Strategies Fund	iShares Short-Term TIPS Bond Index Fund

Assets
Investments at value — unaffiliated[1]	$32,270,683	$30,169,801	$4,306,398
Investments at value — affiliated[2]	389,982	11,684,360	83,214
Foreign currency at value[3]	49,237	37,666	—
Cash pledged:
Centrally cleared swaps	45,000	—	—
Futures contracts	102,683	—	—
Receivables:
Investments sold	78,430	425,484	—
TBA sale commitments	509,668	—	—
Dividends — unaffiliated	4,752	57,498	—
Dividends — affiliated	241	2,279
Capital shares sold	50	—	—
Interest — unaffiliated	161,479	—	11,222
From the Manager	15,007	11,204	30,606
Swaps	—	271,015	—
Variation margin on futures contracts	10,693	—	—
Variation margin on centrally cleared swaps	2,369	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	645	—	—
OTC swaps	739,147	3,701	—
Prepaid expenses	32,005	35,868	29,786

Total assets	34,412,071	42,698,876	4,461,226

Liabilities
Bank overdraft	6,340	—	—
TBA sale commitments at value[4]	506,197	—	—
Cash received as collateral for OTC derivatives	510,000	—	—
Payables:
Investments purchased	5,533,169	6,152,725	37,883
Capital shares redeemed	—	—	8,423
Investment advisory fees	—	3,862	—
Administration fees	—	1,147	—
Service and distribution fees	453	83	31
Officer’s and Trustees’ fees	1,380	1,265	1,145
Swaps	—	275,392	—
Income dividends	—	—	2,525
Variation margin on futures contracts	16,178	—	—
Accounting fees	69,638	37,623	—
Professional fees	54,921	38,967	18,866
Printing fees	27,543	23,036	23,891
Custodian fees	5,971	11,501	426
Other accrued expenses	8,067	11,469	2,428
Unrealized depreciation on:
Forward foreign currency exchange contracts	398	—	—
OTC swaps	—	384,664	—

Total liabilities	6,740,255	6,941,734	95,618

Net Assets	$27,671,816	$35,757,142	$4,365,608

Net Assets Consist of
Paid-in capital	$27,655,624	$33,726,575	$4,414,189
Undistributed net investment income	67,867	122,115	10,024
Accumulated net realized gain (loss)	(1,228,211)	1,275,714	(9,883)
Net unrealized appreciation (depreciation)	1,176,536	632,738	(48,722)

Net Assets	$27,671,816	$35,757,142	$4,365,608

[1] Investments at cost — unaffiliated	$31,854,752	$29,155,949	$4,355,120
[2] Investments at cost — affiliated	$389,982	$11,684,360	$83,214
[3] Foreign currency at cost	$48,586	$37,671	—
[4] Proceeds from TBA sale commitments	$509,668	—	—

See Notes to Financial Statements.

42	BLACKROCK FUNDS	JUNE 30, 2017

Statements of Assets and Liabilities (concluded)

June 30, 2017 (Unaudited)	BlackRock Alternative Capital Strategies Fund	BlackRock Emerging Markets Equity Strategies Fund	iShares Short-Term TIPS Bond Index Fund

Net Asset Value
Institutional:
Net assets	$25,708,165	$28,354,551	$3,155,887

Shares outstanding[5]	2,579,143	2,276,288	316,093

Net asset value	$9.97	$12.46	$9.98

Investor A:
Net assets	$1,886,061	$74,502	$153,130

Shares outstanding[5]	189,398	5,989	15,350

Net asset value	$9.96	$12.44	$9.98

Investor C:
Net assets	$77,590	$82,537	—

Shares outstanding[5]	7,823	6,662	—

Net asset value	$9.92	$12.39	—

Class K:
Net assets	—	$7,245,552	$1,056,591

Shares outstanding[5]	—	581,623	105,876

Net asset value	—	$12.46	$9.98

[5] Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	JUNE 30, 2017	43

Statements of Operations

Six Months Ended June 30, 2017 (Unaudited)	BlackRock Alternative Capital Strategies Fund	BlackRock Emerging Markets Equity Strategies Fund	iShares Short-Term TIPS Bond Index Fund

Investment Income
Interest — unaffiliated	$385,976	—	$84,932 [1]
Dividends — unaffiliated	36,042	$204,794	—
Dividends — affiliated	967	4,063	219
Foreign taxes withheld	(94)	(17,419)	—

Total investment income	422,891	191,438	85,151

Expenses
Investment advisory	108,316	62,597	320
Service and distribution — class specific	3,001	450	108
Transfer agent — class specific	3,699	183	103
Professional	57,883	52,073	22,527
Custodian	7,054	12,339	360
Printing	28,835	15,079	5,890
Administration	5,754	2,660	—
Administration — class specific	2,708	1,252	—
Accounting services	38,387	12,531	—
Registration	21,678	26,768	21,348
Offering	—	16,082	18,620
Officer and Trustees	4,250	4,031	3,948
Miscellaneous	9,446	257	5,199

Total expenses	291,011	206,302	78,423
Less:
Fees waived and/or reimbursed by the Manager	(147,197)	(124,318)	(76,236)
Administration fees waived	(5,723)	(1,795)	—
Administration fees waived — class specific	(2,706)	(688)	—
Transfer agent fees waived — class specific	(3,699)	(97)	(41)

Total expenses after fees waived and/or reimbursed	131,686	79,404	2,146

Net investment income	291,205	112,034	83,005

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	67,775	1,059,974	(9,921)
Futures contracts	(13,951)	—	—
Foreign currency transactions	2,132	(16,957)	—
Forward foreign currency exchange contracts	(3,191)	12,006	—
Options written	3,200	—	—
Swaps	140,581	126,789	—

	196,546	1,181,812	(9,921)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	329,320	975,164	(54,018)
Futures contracts	46,011	—	—
Foreign currency translations	1,328	(245)	—
Forward foreign currency exchange contracts	1,114	6,142	—
Swaps	285,722	(375,615)	—

	663,495	605,446	(54,018)

Net realized and unrealized gain (loss)	860,041	1,787,258	(63,939)

Net Increase in Net Assets Resulting from Operations	$1,151,246	$1,899,292	$19,066

[1] Includes net inflationary and deflationary adjustments. See Note 4 of the Notes to Financial Statements.

See Notes to Financial Statements.

44	BLACKROCK FUNDS	JUNE 30, 2017

Statements of Changes in Net Assets

	BlackRock Alternative Capital Strategies Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$291,205	$449,230
Net realized gain	196,546	39,728
Net change in unrealized appreciation (depreciation)	663,495	983,699

Net increase in net assets resulting from operations	1,151,246	1,472,657

Distributions to Shareholders[1]
From net investment income:
Institutional	(141,277)	(429,469)
Investor A	(8,170)	(27,201)
Investor C	(554)	(1,336)
From net realized gain:
Institutional	—	(843,780)
Investor A	—	(78,549)
Investor C	—	(7,130)

Decrease in net assets resulting from distributions to shareholders	(150,001)	(1,387,465)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(1,549,084)	3,908,724

Net Assets
Total increase (decrease) in net assets	(547,839)	3,993,916
Beginning of period	28,219,655	24,225,739

End of period	$27,671,816	$28,219,655

Undistributed (distributions in excess of) net investment income, end of period	$67,867	$(73,337)

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	JUNE 30, 2017	45

Statements of Changes in Net Assets (continued)

	BlackRock Emerging Markets Equity Strategies Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Period February 29, 2016[1] to December 31, 2016

Operations
Net investment income	$112,034	$123,344
Net realized gain	1,181,812	1,005,582
Net change in unrealized appreciation (depreciation)	605,446	27,292

Net increase in net assets resulting from operations	1,899,292	1,156,218

Distributions to Shareholders[2]
From net investment income:
Institutional	—	(14,131)
Investor A	—	(2,177)
Investor C	—	(1,802)
Class K	—	(224,741)
From net realized gain:
Institutional	—	(46,903)
Investor A	—	(7,667)
Investor C	—	(7,654)
Class K	—	(742,455)

Decrease in net assets resulting from distributions to shareholders	—	(1,047,530)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	27,404,904	6,344,258

Net Assets
Total increase in net assets	29,304,196	6,452,946
Beginning of period	6,452,946	—

End of period	$35,757,142	$6,452,946

Undistributed net investment income, end of period	$122,115	$10,081

[1] Commencement of operations.
[2] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

46	BLACKROCK FUNDS	JUNE 30, 2017

Statements of Changes in Net Assets (concluded)

	iShares Short-Term TIPS Bond Index Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Period February 16, 2016[1] to December 31, 2016

Operations
Net investment income	$83,005	$19,743
Net realized gain (loss)	(9,921)	1,219
Net change in unrealized appreciation (depreciation)	(54,018)	5,296

Net increase in net assets resulting from operations	19,066	26,258

Distributions to Shareholders[2]
From net investment income:
Institutional	(19,324)	(872)
Investor A	(775)	(1,804)
Class K	(52,958)	(17,412)
From net realized gain:
Institutional	—	(389)
Investor A	—	(51)
Class K	—	(741)

Decrease in net assets resulting from distributions to shareholders	(73,057)	(21,269)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	2,976,955	1,437,655

Net Assets
Total increase in net assets	2,922,964	1,442,644
Beginning of period	1,442,644	—

End of period	$4,365,608	$1,442,644

Undistributed net investment income, end of period	$10,024	$76

[1]	Commencement of operations.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	JUNE 30, 2017	47

Financial Highlights	BlackRock Alternative Capital Strategies Fund

	Institutional
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016		Period May 19, 2015[1] to December 31, 2015

Per Share Operating Performance
Net asset value, beginning of period	$9.61		$9.53		$10.00

Net investment income[2]	0.11		0.16		0.11
Net realized and unrealized gain (loss)	0.30		0.40		(0.46)

Net increase (decrease) from investment operations	0.41		0.56		(0.35)

Distributions:[3]
From net investment income	(0.05)		(0.16)		(0.12)
From net realized gain	—		(0.32)		—

Total distributions	(0.05)		(0.48)		(0.12)

Net asset value, end of period	$9.97		$9.61		$9.53

Total Return[4]
Based on net asset value	4.33%	[5]	5.91%		(3.53)%	[5]

Ratios to Average Net Assets
Total expenses	2.11%	[6]	2.24%	[7]	2.05%	[6,8,9]

Total expenses after fees waived and/or reimbursed	0.95%	[6]	1.19%	[7]	1.20%	[6,8]

Total expenses after fees waived and/or reimbursed and excluding excise tax	0.95%	[6]	1.18%	[7]	1.20%	[6,8]

Net investment income	2.17%	[6]	1.64%	[7]	1.79%	[6,8]

Supplemental Data
Net assets, end of period (000)	$25,708		$25,588		$23,844

Portfolio turnover rate[10,11]	224%		722%		440%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[8]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%.

[9]	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 2.44%.

[10]	Excludes investments underlying the total return swaps.

[11]	Includes mortgage dollar rolls (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Period May 19, 2015[1] to December 31, 2015
Portfolio turnover rate[10,11]	143%	488%	437%

See Notes to Financial Statements.

48	BLACKROCK FUNDS	JUNE 30, 2017

Financial Highlights (continued)	BlackRock Alternative Capital Strategies Fund

	Investor A
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016		Period May 19, 2015[1] to December 31, 2015

Per Share Operating Performance
Net asset value, beginning of period	$9.60		$9.53		$10.00

Net investment income[2]	0.09		0.14		0.11
Net realized and unrealized gain (loss)	0.32		0.39		(0.48)

Net increase (decrease) from investment operations	0.41		0.53		(0.37)

Distributions:[3]
From net investment income	(0.05)		(0.14)		(0.10)
From net realized gain	—		(0.32)		—

Total distributions	(0.05)		(0.46)		(0.10)

Net asset value, end of period	$9.96		$9.60		$9.53

Total Return[4]
Based on net asset value	4.26%	[5]	5.61%		(3.66)%	[5]

Ratios to Average Net Assets
Total expenses	2.64%	[6]	2.75%	[7]	2.42%	[6,8,9]

Total expenses after fees waived and/or reimbursed	1.20%	[6]	1.42%	[7]	1.45%	[6,8]

Total expenses after fees waived and/or reimbursed and excluding excise tax	1.20%	[6]	1.42%	[7]	1.45%	[6,8]

Net investment income	1.92%	[6]	1.46%	[7]	1.76%	[6,8]

Supplemental Data
Net assets, end of period (000)	$1,886		$2,439		$311

Portfolio turnover rate[10,11]	224%		722%		440%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[8]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%.

[9]	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 2.81%.

[10]	Excludes investments underlying the total return swaps.

[11]	Includes mortgage dollar rolls (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Period May 19, 2015[1] to December 31, 2015
Portfolio turnover rate[10,11]	143%	488%	437%

See Notes to Financial Statements.

BLACKROCK FUNDS	JUNE 30, 2017	49

Financial Highlights (concluded)	BlackRock Alternative Capital Strategies Fund

	Investor C
	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016		Period May 19, 2015[1] to December 31, 2015

Per Share Operating Performance
Net asset value, beginning of period	$9.58		$9.51		$10.00

Net investment income[2]	0.05		0.06		0.05
Net realized and unrealized gain (loss)	0.32		0.40		(0.47)

Net increase (decrease) from investment operations	0.37		0.46		(0.42)

Distributions:[3]
From net investment income	(0.03)		(0.07)		(0.07)
From net realized gain	—		(0.32)		—

Total distributions	(0.03)		(0.39)		(0.07)

Net asset value, end of period	$9.92		$9.58		$9.51

Total Return[4]
Based on net asset value	3.86%	[5]	4.82%		(4.19)%	[5]

Ratios to Average Net Assets
Total expenses	3.28%	[6]	3.43%	[7]	3.31%	[6,8,9]

Total expenses after fees waived and/or reimbursed	1.95%	[6]	2.19%	[7]	2.20%	[6,8]

Total expenses after fees waived and/or reimbursed and excluding excise tax	1.95%	[6]	2.18%	[7]	2.20%	[6,8]

Net investment income	1.17%	[6]	0.64%	[7]	0.89%	[6,8]

Supplemental Data
Net assets, end of period (000)	$78		$193		$71

Portfolio turnover rate[10,11]	224%		722%		440%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[8]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%.

[9]	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 3.70%.

[10]	Excludes investments underlying the total return swaps.

[11]	Includes mortgage dollar rolls (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Period May 19, 2015[1] to December 31, 2015
Portfolio turnover rate[10,11]	143%	488%	437%

See Notes to Financial Statements.

50	BLACKROCK FUNDS	JUNE 30, 2017

Financial Highlights	BlackRock Emerging Markets Equity Strategies Fund

	Institutional
	Six Months Ended June 30, 2017 (Unaudited)		Period February 29, 2016[1] to December 31, 2016

Per Share Operating Performance
Net asset value, beginning of period	$10.24		$10.00

Net investment income[2]	0.11		0.23
Net realized and unrealized gain	2.11		2.00

Net increase from investment operations	2.22		2.23

Distributions:[3]
From net investment income	—		(0.46)
From net realized gain	—		(1.53)

Total distributions	—		(1.99)

Net asset value, end of period	$12.46		$10.24

Total Return[4]
Based on net asset value	21.68%	[5]	22.20%	[5]

Ratios to Average Net Assets
Total expenses	2.40%	[6,7,8]	6.31%	[6,9,10]

Total expenses after fees waived and/or reimbursed	1.27%	[6,7]	1.28%	[6,9]

Net investment income	1.79%	[6,7]	2.37%	[6,9]

Supplemental Data
Net assets, end of period (000)	$28,355		$375

Portfolio turnover rate[11]	78%		161%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[8]	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.44%.

[9]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[10]	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.93%.

[11]	Excludes investments underlying the total return swaps.

See Notes to Financial Statements.

BLACKROCK FUNDS	JUNE 30, 2017	51

Financial Highlights (continued)	BlackRock Emerging Markets Equity Strategies Fund

	Investor A
	Six Months Ended June 30, 2017 (Unaudited)		Period February 29, 2016[1] to December 31, 2016

Per Share Operating Performance
Net asset value, beginning of period	$10.24		$10.00

Net investment income[2]	0.09		0.21
Net realized and unrealized gain	2.11		2.00

Net increase from investment operations	2.20		2.21

Distributions:[3]
From net investment income	—		(0.44)
From net realized gain	—		(1.53)

Total distributions	—		(1.97)

Net asset value, end of period	$12.44		$10.24

Total Return[4]
Based on net asset value	21.48%	[5]	21.94%	[5]

Ratios to Average Net Assets
Total expenses	4.17%	[6,7,8]	6.82%	[6,9,10]

Total expenses after fees waived and/or reimbursed	1.55%	[6,7]	1.54%	[6,9]

Net investment income	1.51%	[6,7]	2.14%	[6,9]

Supplemental Data
Net assets, end of period (000)	$75		$61

Portfolio turnover rate[11]	78%		161%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[8]	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.40%.

[9]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[10]	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 7.48%.

[11]	Excludes investments underlying the total return swaps.

See Notes to Financial Statements.

52	BLACKROCK FUNDS	JUNE 30, 2017

Financial Highlights (continued)	BlackRock Emerging Markets Equity Strategies Fund

	Investor C
	Six Months Ended June 30, 2017 (Unaudited)		Period February 29, 2016[1] to December 31, 2016

Per Share Operating Performance
Net asset value, beginning of period	$10.24		$10.00

Net investment income[2]	0.04		0.13
Net realized and unrealized gain	2.11		2.00

Net increase from investment operations	2.15		2.13

Distributions:[3]
From net investment income	—		(0.36)
From net realized gain	—		(1.53)

Total distributions	—		(1.89)

Net asset value, end of period	$12.39		$10.24

Total Return[4]
Based on net asset value	21.00%	[5]	21.20%	[5]

Ratios to Average Net Assets
Total expenses	4.77%	[6,7,8]	7.53%	[6,9,10]

Total expenses after fees waived and/or reimbursed	2.30%	[6,7]	2.30%	[6,9]

Net investment income	0.76%	[6,7]	1.38%	[6,9]

Supplemental Data
Net assets, end of period (000)	$83		$61

Portfolio turnover rate[11]	78%		161%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[8]	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 5.00%.

[9]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[10]	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 8.20%.

[11]	Excludes investments underlying the total return swaps.

See Notes to Financial Statements.

BLACKROCK FUNDS	JUNE 30, 2017	53

Financial Highlights (concluded)	BlackRock Emerging Markets Equity Strategies Fund

	Class K
	Six Months Ended June 30, 2017 (Unaudited)		Period February 29, 2016[1] to December 31, 2016

Per Share Operating Performance
Net asset value, beginning of period	$10.24		$10.00

Net investment income[2]	0.10		0.24
Net realized and unrealized gain	2.12		1.99

Net increase from investment operations	2.22		2.23

Distributions:[3]
From net investment income	—		(0.46)
From net realized gain	—		(1.53)

Total distributions	—		(1.99)

Net asset value, end of period	$12.46		$10.24

Total Return[4]
Based on net asset value	21.68%	[5]	22.23%	[5]

Ratios to Average Net Assets
Total expenses	3.76%	[6,7,8]	6.48%	[6,9,10]

Total expenses after fees waived and/or reimbursed	1.25%	[6,7]	1.25%	[6,9]

Net investment income	1.81%	[6,7]	2.43%	[6,9]

Supplemental Data
Net assets, end of period (000)	$7,246		$5,956

Portfolio turnover rate[11]	78%		161%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[8]	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.99%.

[9]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[10]	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 7.14%.

[11]	Excludes investments underlying the total return swaps.

See Notes to Financial Statements.

54	BLACKROCK FUNDS	JUNE 30, 2017

Financial Highlights	iShares Short-Term TIPS Bond Index Fund

	Institutional
	Six Months Ended June 30, 2017 (Unaudited)		Period February 16, 2016[1] to December 31, 2016

Per Share Operating Performance
Net asset value, beginning of period	$10.05		$10.00

Net investment income[2]	0.11		0.17
Net realized and unrealized gain (loss)	(0.08)		0.08

Net increase from investment operations	0.03		0.25

Distributions:[3]
From net investment income	(0.10)		(0.19)
From net realized gain	—		(0.01)

Total distributions	(0.10)		(0.20)

Net asset value, end of period	$9.98		$10.05

Total Return[4]
Based on net asset value	0.26%	[5]	2.49%	[5]

Ratios to Average Net Assets
Total expenses	3.14%	[6,7]	18.22%	[6,8]

Total expenses after fees waived and/or reimbursed	0.07%	[6]	0.09%	[6]

Net investment income	2.21%	[6]	1.91%	[6]

Supplemental Data
Net assets, end of period (000)	$3,156		$476

Portfolio turnover rate	181%		10%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.38%.

[8]	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 19.98%.

See Notes to Financial Statements.

BLACKROCK FUNDS	JUNE 30, 2017	55

Financial Highlights (continued)	iShares Short-Term TIPS Bond Index Fund

	Investor A
	Six Months Ended June 30, 2017 (Unaudited)		Period February 16, 2016[1] to December 31, 2016

Per Share Operating Performance
Net asset value, beginning of period	$10.04		$10.00

Net investment income[2]	0.08		0.16
Net realized and unrealized gain (loss)	(0.05)		0.06

Net increase from investment operations	0.03		0.22

Distributions:[3]
From net investment income	(0.09)		(0.17)
From net realized gain	—		(0.01)

Total distributions	(0.09)		(0.18)

Net asset value, end of period	$9.98		$10.04

Total Return[4]
Based on net asset value	0.26%	[5]	2.18%	[5]

Ratios to Average Net Assets
Total expenses	4.11%	[6,7]	20.84%	[6,8]

Total expenses after fees waived and/or reimbursed	0.36%	[6]	0.36%	[6]

Net investment income	1.59%	[6]	1.81%	[6]

Supplemental Data
Net assets, end of period (000)	$153		$62

Portfolio turnover rate	181%		10%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.76%.

[8]	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 22.90%.

See Notes to Financial Statements.

56	BLACKROCK FUNDS	JUNE 30, 2017

Financial Highlights (concluded)	iShares Short-Term TIPS Bond Index Fund

	Class K
	Six Months Ended June 30, 2017 (Unaudited)		Period February 16, 2016[1] to December 31, 2016

Per Share Operating Performance
Net asset value, beginning of period	$10.05		$10.00

Net investment income[2]	0.12		0.19
Net realized and unrealized gain (loss)	(0.09)		0.06

Net increase from investment operations	0.03		0.25

Distributions:[3]
From net investment income	(0.10)		(0.19)
From net realized gain	—		(0.01)

Total distributions	(0.10)		(0.20)

Net asset value, end of period	$9.98		$10.05

Total Return[4]
Based on net asset value	0.26%	[5]	2.52%	[5]

Ratios to Average Net Assets
Total expenses	1.75%	[6,7]	20.61%	[6,8]

Total expenses after fees waived and/or reimbursed	0.06%	[6]	0.06%	[6]

Net investment income	2.34%	[6]	2.17%	[6]

Supplemental Data
Net assets, end of period (000)	$1,057		$904

Portfolio turnover rate	181%		10%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.05%.

[8]	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 22.68%.

See Notes to Financial Statements.

BLACKROCK FUNDS	JUNE 30, 2017	57

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts trust. The following are each a series of the Trust and referred to herein collectively as the “Funds”, or individually, a “Fund”:

Fund Name	Herein Referred to As	Diversification Classification
BlackRock Alternative Capital Strategies Fund	Alternative Capital Strategies	Diversified
BlackRock Emerging Markets Equity Strategies Fund	Emerging Markets Equity Strategies	Diversified
iShares Short-Term TIPS Bond Index Fund (formerly known as BlackRock Short-Term Inflation-Protected Securities Index Fund)	Short-Term TIPS Bond Index	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None
Investor A Shares	Yes[2]	No1	None
Investor C Shares	No2	Yes[2]	None[2]

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

[2]	Not applicable for Short-Term TIPS Bond Index.

On February 24, 2017, the Board approved a proposal to change the name of BlackRock Short-Term Inflation-Protected Securities Index Fund to iShares Short-Term TIPS Bond Index Fund, which was effective on June 19, 2017.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

58	BLACKROCK FUNDS	JUNE 30, 2017

Notes to Financial Statements (continued)

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. For Alternative Capital Strategies, distributions from net investment income are declared quarterly and paid quarterly. Emerging Markets Equity Strategies will distribute net investment income, if any, at least annually. For Short-Term TIPS Bond Index, distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Funds were expensed by the Funds and reimbursed by the Manager. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

Through May 31, 2016, the Funds had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Funds no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities

BLACKROCK FUNDS	JUNE 30, 2017	59

Notes to Financial Statements (continued)

assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)      recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)     recapitalizations and other transactions across the capital structure; and

(iii)    market multiples of comparable issuers.

60	BLACKROCK FUNDS	JUNE 30, 2017

Notes to Financial Statements (continued)

Standard Inputs Generally Considered By Third Party Pricing Services
Income approach

(i)      future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)     quoted prices for similar investments or assets in active markets; and

(iii)    other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)      audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)     changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)    relevant news and other public sources; and

(iv)    known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the

BLACKROCK FUNDS	JUNE 30, 2017	61

Notes to Financial Statements (continued)

maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Warrants: Warrants entitle a Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a Fund mitigate their counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is

62	BLACKROCK FUNDS	JUNE 30, 2017

Notes to Financial Statements (continued)

reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund is not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is

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Notes to Financial Statements (continued)

recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Total return swaps — Total return swaps are entered into to obtain exposure to a portfolio of long and short securities without owning such securities.

Under the terms of a contract, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that each Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

64	BLACKROCK FUNDS	JUNE 30, 2017

Notes to Financial Statements (continued)

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets as follows:

Average Daily Net Assets	Alternative Capital Strategies	Emerging Markets Equity Strategies
First $1 Billion	0.80%	1.00%
$1 Billion — $3 Billion	0.75%	0.94%
$3 Billion — $5 Billion	0.72%	0.90%
$5 Billion — $10 Billion	0.70%	0.87%
Greater than $10 Billion	0.68%	0.85%

BLACKROCK FUNDS	JUNE 30, 2017	65

Notes to Financial Statements (continued)

Short-Term TIPS Bond Index pays the Manager a monthly fee at an annual rate of 0.01% of the Fund’s average daily net assets.

With respect to Alternative Capital Strategies and Emerging Markets Equity Strategies, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to Emerging Markets Equity Strategies, the Manager entered into a separate sub-advisory agreement with BlackRock Asset Management North Asia Limited (“BAMNAL”), an affiliate of the Manager. With respect to Short-Term TIPS Bond Index, the Manager entered into a separate sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BIL, BFA and BAMNAL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—
Investor C1	0.25%	0.75%

[1]	Alternative Capital Strategies and Emerging Markets Equity Strategies only.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended June 30, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Service and Distribution Fees
	Investor A	Investor C	Total
Alternative Capital Strategies	$2,147	$854	$3,001
Emerging Markets Equity Strategies	$87	$363	$450
Short-Term TIPS Bond Index	$108	N/A	$108

Administration: The Trust, on behalf of Alternative Capital Strategies and Emerging Markets Equity Strategies, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400%
$1 Billion — $2 Billion	0.0375%
$2 Billion — $4 Billion	0.0350%
$4 Billion — $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, for Alternative Capital Strategies and Emerging Markets Equity Strategies, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended June 30, 2017, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Administration Fees
	Institutional	Investor A	Investor C	Class K	Total
Alternative Capital Strategies	$2,519	$172	$17	N/A	$2,708
Emerging Markets Equity Strategies	$567	$7	$7	$671	$1,252

The Manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for a Fund or a share class, which are shown as administration fees waived and administration fees waived – class specific in the Statements of Operations.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

66	BLACKROCK FUNDS	JUNE 30, 2017

Notes to Financial Statements (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended June 30, 2017, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Alternative Capital Strategies	$81	$14	$8	N/A	$103
Emerging Markets Equity Strategies	$44	$44	$24	$26	$138
Short-Term TIPS Bond Index	—	$4	N/A	$5	$9

For the six months ended June 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Alternative Capital Strategies	$1,236	$2,311	$152	N/A	$3,699
Emerging Markets Equity Strategies	$56	$55	$30	$42	$183
Short-Term TIPS Bond Index	$42	$45	N/A	$16	$103

Other Fees: For the six months ended June 30, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions of $24 on sales of Alternative Capital Strategies’ Investor A Shares.

Expense Limitations, Waivers and Recoupments: With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitations”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class K
Alternative Capital Strategies	0.95%	1.20%	1.95%	N/A
Emerging Markets Equity Strategies	1.30%	1.55%	2.30%	1.25%
Short-Term TIPS Bond Index	0.11%	0.36%	N/A	0.06%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2018, unless approved by the Board, including a majority of the independent trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of a Fund.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, and shown as administration fees waived, administration fees waived — class specific and transfer agent fees waived — class specific, respectively, in the Statements of Operations. For the six months ended June 30, 2017, the amounts included in fees waived and/or reimbursed by the Manager are as follows:

Alternative Capital Strategies	$147,086
Emerging Markets Equity Strategies	$123,924
Short-Term TIPS Bond Index	$76,210

For the six months ended June 30, 2017, class specific expense waivers were as follows:

Administration Fees Waived — Class Specific
	Institutional	Investor A	Investor C	Class K	Total
Alternative Capital Strategies	$2,518	$171	$17	N/A	$2,706
Emerging Markets Equity Strategies	$3	$7	$7	$671	$688

Transfer Agent Fees Waived and/or Reimbursed — Class Specific
	Institutional	Investor A	Investor C	Class K	Total
Alternative Capital Strategies	$1,236	$2,311	$152	N/A	$3,699
Emerging Markets Equity Strategies	$5	$38	$13	$41	$97
Short-Term TIPS Bond Index	—	$25	N/A	$16	$41

With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2017, the amounts waived were as follows:

Alternative Capital Strategies	$111
Emerging Markets Equity Strategies	$394
Short-Term TIPS Bond Index	$26

BLACKROCK FUNDS	JUNE 30, 2017	67

Notes to Financial Statements (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent Trustees of each Fund or by a vote of a majority of the outstanding voting securities of a Fund.

With respect to the contractual expense caps, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	Each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

•	The Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

On June 30, 2017, the Funds’ fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31, 2017	Expiring December 31, 2018			Expiring December 31, 2019
	Alternative Capital Strategies	Alternative Capital Strategies	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index	Alternative Capital Strategies	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index
Fund Level	$172,276	$284,567	$293,219	$188,653	$152,809	$125,719	$76,210
Institutional	$3,216	$6,195	$16	$26	$3,754	$8	—
Investor A	$75	$2,797	$40	$27	$2,482	$45	$25
Investor C	$94	$331	$16	N/A	$169	$20	N/A
Class K	N/A	N/A	$1,379	$55	N/A	$712	$16

Total	$175,661	$293,890	$294,670	$188,761	$159,214	$126,504	$76,251

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2017, the Funds did not participate in the Interfund Lending Program.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

68	BLACKROCK FUNDS	JUNE 30, 2017

Notes to Financial Statements (continued)

7. Purchase and Sales:

For the six months ended June 30, 2017, purchases and sales of investments, including paydowns, mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases
	Alternative Capital Strategies	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index
Non-U.S. Government Securities	$70,464,806	$31,194,267	—
U.S. Government Securities	—	—	$11,702,664

Total Purchases	$70,464,806	$31,194,267	$11,702,664

Sales
	Alternative Capital Strategies	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index
Non-U.S. Government Securities	$71,773,865	$9,635,390	—
U.S. Government Securities	—	—	$8,916,279

Total Sales	$71,773,865	$9,635,390	$8,916,279

For the six months ended June 30, 2017, purchases and sales related to mortgage dollar rolls for Alternative Capital Strategies were $25,417,503 and $25,445,083, respectively.

8. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Alternative Capital Strategies’ U.S. federal tax returns generally remains open for the year ended December 31, 2016 and the period ended December 31, 2015. The statute of limitations on Emerging Markets Equity Strategies’ and Short-Term TIPS Bond Index’s U.S. federal tax returns generally remains open for the period ended December 31, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Alternative Capital Strategies	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index
Tax cost	$32,351,636	$40,846,340	$4,438,378

Gross unrealized appreciation	$567,164	$1,379,526	—
Gross unrealized depreciation	(258,135)	(371,705)	$(48,766)

Net unrealized appreciation (depreciation)	$309,029	$1,007,821	$(48,766)

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Funds did not borrow under the credit agreement.

BLACKROCK FUNDS	JUNE 30, 2017	69

Notes to Financial Statements (continued)

10. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Alternative Capital Strategies and Short-Term TIPS Bond Index may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or

70	BLACKROCK FUNDS	JUNE 30, 2017

Notes to Financial Statements (continued)

goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
Alternative Capital Strategies	Shares	Amount	Shares	Amount
Institutional
Shares sold	14,623	$144,630	159,903	$1,577,379
Shares issued in reinvestment of distributions	413	4,060	7,512	72,525
Shares redeemed	(99,069)	(960,589)	(6,677)	(65,914)

Net increase (decrease)	(84,033)	$(811,899)	160,738	$1,583,990

Investor A
Shares sold	28,309	$280,190	230,236	$2,291,638
Shares issued in reinvestment of distributions	822	8,073	10,886	104,825
Shares redeemed	(93,694)	(903,927)	(19,763)	(195,603)

Net increase (decrease)	(64,563)	$(615,664)	221,359	$2,200,860

Investor C
Shares sold	—	—	38,684	$379,908
Shares issued in reinvestment of distributions	50	$494	803	7,692
Shares redeemed	(12,314)	(122,015)	(26,829)	(263,726)

Net increase (decrease)	(12,264)	$(121,521)	12,658	$123,874

Total Net Increase (Decrease)	(160,860)	$(1,549,084)	394,755	$3,908,724

	Six Months Ended June 30, 2017		Period February 29, 2016[1] to December 31, 2016
Emerging Markets Equity Strategies	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,255,546	$27,596,550	31,634	$356,604
Shares issued in reinvestment of distributions	—	—	4,958	51,074
Shares redeemed	(15,850)	(200,027)	—	—

Net increase	2,239,696	$27,396,523	36,592	$407,678

Investor A
Shares sold	—	—	5,989	$59,928
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

Net increase	—	—	5,989	$59,928

BLACKROCK FUNDS	JUNE 30, 2017	71

Notes to Financial Statements (concluded)

	Six Months Ended June 30, 2017		Period February 29, 2016[1] to December 31, 2016
Emerging Markets Equity Strategies (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	717	$8,381	5,945	$59,457
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

Net increase	717	$8,381	5,945	$59,457

Class K
Shares sold	—	—	581,623	$5,817,195
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

Net increase	—	—	581,623	$5,817,195

Total Net Increase	2,240,413	$27,404,904	630,149	$6,344,258

	Six Months Ended June 30, 2017		Period February 16, 2016[1] to December 31, 2016
Short-Term TIPS Bond Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	303,166	$3,060,599	47,385	$475,566
Shares issued in reinvestment of distributions	1,879	18,840	120	1,205
Shares redeemed	(36,357)	(364,252)	(100)	(1,006)

Net increase	268,688	$2,715,187	47,405	$475,765

Investor A
Shares sold	9,197	$92,218	6,571	$65,807
Shares issued in reinvestment of distributions	35	345	4	35
Shares redeemed	(63)	(628)	(394)	(3,952)

Net increase	9,169	$91,935	6,181	$61,890

Class K
Shares sold	1,027,511	$10,367,071	90,000	$900,000
Shares issued in reinvestment of distributions	3,875	39,018	—	—
Shares redeemed	(1,015,510)	(10,236,256)	—	—

Net increase	15,876	$169,833	90,000	$900,000

Total Net Increase	293,733	$2,976,955	143,586	$1,437,655

[1] Commencement of operations.

As of June 30, 2017, shares the Funds owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

	Institutional	Investor A	Investor C	Class K
Alternative Capital Strategies	2,497,309	2,001	2,000	N/A
Emerging Markets Equity Strategies	5,995	5,982	5,945	581,623
Short-Term TIPS Bond Index	5,000	5,000	N/A	90,000

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

72	BLACKROCK FUNDS	JUNE 30, 2017

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 20, 2017 (the “April Meeting”) and May 24-25, 2017 (the “May Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Alternative Capital Strategies Fund (“Alternative Capital Strategies Fund”), BlackRock Emerging Markets Equity Strategies Fund (“Emerging Markets Equity Strategies Fund”) and iShares Short-Term TIPS Bond Index Fund (“TIPS Bond Index Fund”) (each, a “Fund” and collectively, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of (i) the sub-advisory agreement (the “Alternative Capital Strategies Fund Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to Alternative Capital Strategies Fund and (ii) the sub-advisory agreement between the Manager and the Sub-Advisor with respect to Emerging Markets Equity Strategies Fund (the “Emerging Markets Equity Strategies Fund Sub-Advisory Agreement’’). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement, the Alternative Capital Strategies Fund Sub-Advisory Agreement and the Emerging Markets Equity Strategies Fund are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services; (c) the Funds’ operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1, and in

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FUNDS	JUNE 30, 2017	73

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

the case of Alternative Capital Strategies Fund, certain performance metrics, as well as, in the case of TIPS Bond Index Fund, performance of the Fund as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of (i) the Advisory Agreement between the Manager and the Trust with respect to each Fund, (ii) the Alternative Capital Strategies Fund Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Alternative Capital Strategies Fund and (iii) the Emerging Markets Equity Strategies Fund Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Emerging Markets Equity Strategies Fund, each for a one-year term ending June 30, 2018. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of the portfolio holdings of each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the relevant Fund’s performance and investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that

74	BLACKROCK FUNDS	JUNE 30, 2017

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category and, in the case of Alternative Capital Strategies Fund, certain performance metrics, as well as, in the case of TIPS Bond Index Fund, performance of the Fund as compared with its benchmark. With respect to BlackRock Alternative Capital Strategies Fund, which pursues an alternative investment strategy, the Board has been engaged in an iterative process with BlackRock to identify the most appropriate performance benchmarks and metrics by which the Board should measure the Fund’s performance. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-year and since-inception periods reported, Alternative Capital Strategies Fund ranked in the first quartile against its Broadridge Performance Universe. In light of the Fund’s outcome oriented objective, BlackRock believes that other performance metrics may be more appropriate than the Broadridge Performance Universe, and the Board was provided with a comparison of Fund performance relative to certain of these other metrics. Under these other metrics, the Fund underperformed its total return target for the one-year and since-inception periods. The total return target is designed to be based on a three- to five-year time horizon, but in this case is being viewed over a shorter time horizon. The overall risk of the Fund, as measured by the standard deviation of returns, was below its target range for the one-year period and it was within its target range for the since-inception period.

The Board noted that for the since-inception period reported, Emerging Markets Equity Strategies Fund ranked in the first quartile against its Broadridge Performance Universe.

The Board noted that for the since-inception period reported, TIPS Bond Index Fund’s net performance underperformed its benchmark. BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in

BLACKROCK FUNDS	JUNE 30, 2017	75

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Alternative Capital Strategies Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on December 1, 2016. The Board also noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This contractual expense cap reduction was implemented on December 1, 2016.

The Board noted that TIPS Bond Index Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that Emerging Markets Equity Strategies Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of (i) the Advisory Agreement between the Manager and the Trust on behalf of each Fund, (ii) the Alternative Capital Strategies Fund Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Alternative Capital Strategies Fund and (iii) the Emerging Markets Equity Strategies Fund Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Emerging Markets Equity Strategies Fund, each for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund, as applicable, and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

76	BLACKROCK FUNDS	JUNE 30, 2017

Disclosure of Sub-Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on February 23-24, 2017 (the “February 2017 Meeting”) to consider the initial approval of the proposed sub-advisory agreement (the “BAMNAL Sub-Advisory Agreement”) between BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, and BlackRock Asset Management North Asia Limited (the “Sub-Advisor” or “BAMNAL”) with respect to BlackRock Emerging Markets Equity Strategies Fund (the “Fund”). The BAMNAL Sub-Advisory Agreement was substantially the same as sub-advisory agreements that had previously been approved by the Board with respect to certain other portfolios of the Trust.

On the date of the February 2017 Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreement.

The Board previously met in person on February 17-19, 2016 (the “February 2016 Meeting”) to consider the approval of (i) the Trust’s proposed investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Fund, and the Manager and (ii) the proposed sub-advisory agreement between the Manager and BlackRock International Limited (“BIL”) with respect to the Fund (the “BIL Sub-Advisory Agreement”). At the February 2016 Meeting, the Board, including the Independent Board Members, approved the Advisory Agreement and the BIL Sub-Advisory Agreement, each for a two-year term beginning on the effective date of the respective Agreement. A discussion of the basis for the Board’s approval of the Advisory Agreement and the BIL Sub-Advisory Agreement at the February 2016 Meeting is included in the semi-annual shareholder report of the Fund for the period ended June 30, 2016.

At the February 2017 Meeting, the Board reviewed materials relating to its consideration of the BAMNAL Sub-Advisory Agreement. The factors considered by the Board at the February 2017 Meeting in connection with approval of the proposed BAMNAL Sub-Advisory Agreement were substantially the same as the factors considered at the February 2016 Meeting with respect to approval of the Advisory Agreement and the BIL Sub-Advisory Agreement.

Following discussion, all the Board Members present at the February 2017 Meeting, including all the Independent Board Members present at the February 2017 Meeting, approved the BAMNAL Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund for a two-year term beginning on the effective date of the BAMNAL Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including a majority of the Independent Board Members, was satisfied that the terms of the BAMNAL Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the BAMNAL Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

BLACKROCK FUNDS	JUNE 30, 2017	77

Disclosure of Sub-Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on November 16-18, 2016 (the “November 2016 Meeting”) to consider the initial approval of the proposed sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, and BlackRock Fund Advisors (the “Sub-Advisor” with respect to iShares Short-Term TIPS Bond Index Fund (the “Fund”). The Sub-Advisory Agreement was substantially the same as sub-advisory agreements that had previously been approved by the Board with respect to certain other portfolios of the Trust.

On the date of the November 2016 Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreement.

The Board previously met in person on November 18-20, 2015 (the “November 2015 Meeting”) to consider the approval of the proposed investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Fund, and the Manager. At the November 2015 Meeting, the Board, including the Independent Board Members, approved the Advisory Agreement for a two-year term beginning on the effective date of the Agreement. A discussion of the basis for the Board’s approval of the Advisory Agreement at the November 2015 Meeting is included in the semi-annual shareholder report of the Fund for the period ended June 30, 2016.

At the November 2016 Meeting, the Board reviewed materials relating to its consideration of the Sub-Advisory Agreement. The factors considered by the Board at the November 2016 Meeting in connection with approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the November 2015 Meeting with respect to approval of the Advisory Agreement.

Following discussion, all the Board Members present at the November 2016 Meeting, including all the Independent Board Members present at the November 2016 Meeting, approved the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including a majority of the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

78	BLACKROCK FUNDS	JUNE 30, 2017

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Frederick W. Winter, Trustee

Barbara G. Novick, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited[1]

Edinburgh, EH3 8BL

United Kingdom

BlackRock Asset Management North Asia Limited[2]

Hong Kong

BlackRock Fund Advisors[3]

San Francisco, CA 94105

Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02111 Distributor BlackRock Investments, LLC New York, NY 10022	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809 Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Sidley Austin LLP New York, NY 10019 Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

[1]	For BlackRock Alternative Capital Strategies Fund and BlackRock Emerging Markets Equity Strategies Fund.

[2]	For BlackRock Emerging Markets Equity Strategies Fund.

[3]	For iShares Short-Term TIPS Bond Index Fund

BLACKROCK FUNDS	JUNE 30, 2017	79

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

80	BLACKROCK FUNDS	JUNE 30, 2017

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	JUNE 30, 2017	81

The report is intended for current holders. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

STRAT-6/17-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: September 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: September 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: September 5, 2017

3